================================================================================
                               PURCHASE AGREEMENT
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                          dated as of September 8, 2003


                                 by and between

                                BIOGENTECH CORP.


                                       and

================================================================================
                            GRYPHON MASTER FUND, L.P.
================================================================================









================================================================================
                          8% CONVERTIBLE NOTE DUE 2006
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                                       and
================================================================================

================================================================================
                          COMMON STOCK PURCHASE WARRANT

                                BIOGENTECH CORP.

                               PURCHASE AGREEMENT

                          8% CONVERTIBLE NOTE DUE 2006

                                       and

                          COMMON STOCK PURCHASE WARRANT


                                TABLE OF CONTENTS


                                                                            Page
  1.    Definitions............................................................1

  2.    Purchases and Sales of the Note and Warrant............................5
        2.1      Purchase and Sale.............................................5
        2.2      Form of Payment...............................................5
        2.3      Closing.......................................................6

  3.    Representations and Warranties of the Company..........................6
        3.1      Organization, Good Standing and Qualification.................6
        3.2      Authorization.................................................6
        3.3      Capitalization................................................6
        3.4      Valid Issuance................................................7
        3.5      Consents......................................................7
        3.6      Delivery of SEC Filings; Business; Non-Public Information.....7
        3.7      Use of Proceeds...............................................8
        3.8      No Material Adverse Change....................................8
        3.9      Registration Statements.......................................9
        3.10     Form S-3 Eligibility..........................................9
        3.11     No Conflict, Breach, Violation or Default.....................9
        3.12     Tax Matters..................................................10
        3.13     Title to Properties..........................................10
        3.14     Certificates, Licenses, Authorizations and Permits...........10
        3.15     No Labor Disputes............................................10
        3.16     Intellectual Property........................................10
        3.17     Environmental Matters........................................11
        3.18     Litigation...................................................11
        3.19     Financial Statements.........................................12
        3.20     Insurance Coverage...........................................12
        3.21     Sarbanes-Oxley...............Error! Bookmark not defined.
        3.22     Acknowledgement of Potential Dilution........................12
        3.23     Brokers and Finders..........................................12
        3.24     No Directed Selling Efforts or General Solicitation..........12
        3.25     No Integrated Offering.......................................13
        3.26     Disclosures..................................................13
        3.27     Absence of Rights Agreement..................................13

  4.    Representations and Warranties of the Purchaser.......................13
        4.1      Organization and Existence...................................13
        4.2      Purchase Entirely for Own Account............................13
        4.3      Investment Experience........................................13
        4.4      Disclosure of Information....................................13
        4.5      Restricted Securities........................................14
        4.6      Accredited Investor..........................................14
        4.7      No General Solicitation......................................14
        4.8      Residency of Purchaser.......................................14
        4.9      Brokers and Finders..........................................14
        4.10     Authorization................................................14
        4.11     Risk Factors.................................................14
        4.12     Reliance.....................................................14
        4.13     No Representations...........................................14
        4.14     Survival.....................................................15

  5.    Registration Rights Agreement.........................................15
        5.1      Registration Rights Agreement................................15

  6.    Certain Covenants of the Company and the Purchaser....................15
        6.1     19.99% Cap; Rule 144..........................................15
        6.2     Limitation on Certain Transactions............................16
        6.3     Right of the Purchasers to Participate in Future Transactions.16
        6.4     Reports and Information.......................................17
        (a)     Quarterly Financial Information...............................18
        (b)     Annual Financial Information..................................18
        (c)     Stockholder and Analyst Reports and Information...............18
        (d)     Other Information.............................................18
        (e)     Rule 144......................................................18
         6.5    Press Releases................................................19
         6.6    No Conflicting Agreements.....................................19
         6.7    Insurance.....................................................19
         6.8    Compliance with Laws..........................................19
         6.9    Listing of Underlying Shares and Warrant Shares
                and Related Matters...........................................19
         6.10   Corporate Existence...........................................20
         6.11   Form 8-K......................................................20
         6.12   Legends.......................................................20

   7.    Conditions to the Company's Obligations to Issue and Sell............21
   8.    Conditions to the Purchaser's Obligations to Purchase................22

   9.    Miscellaneous........................................................23
         9.1      Successors and Assigns......................................23
         9.2      Counterparts................................................23
         9.3      Titles and Subtitles........................................23
         9.4      Notices.....................................................23
         9.5      Expenses....................................................24
         9.6      Amendments and Waivers......................................24
         9.7      Severability................................................24
         9.8      Entire Agreement............................................25
         9.9      Survival....................................................25
         9.10     Further Assurances..........................................25
         9.11     Applicable Law..............................................25
         9.12     Remedies....................................................25
         9.13     Jurisdiction................................................25

EXHIBITS

Exhibit A  -  Form of Note
Exhibit B  -  Form of Warrant
Exhibit C  -  Form of Registration Rights Agreement
Exhibit D  -  Form of Opinion of Legal Counsel to the Company

                               PURCHASE AGREEMENT
                               ------------------

                  THIS PURCHASE AGREEMENT dated as of September 8, 2003 (this "Agreement"), by and between BIOGENTECH CORP., a Nevada corporation (the "Company"), and GRYPHON MASTER FUND, L.P., a Burmuda limited partnership (the "Purchaser").

                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, the Purchaser wishes to purchase from the Company, and the Company wishes to sell and issue to the Purchaser, upon the terms and subject to the conditions of this Agreement, (i) a Note (such capitalized term and all other capitalized terms used herein having the respective meanings provided herein) in principal amount of $600,000 (if converted, represent over 5% ownership--13d? 10% or over--Form 3, etc.--also add in warrants) and (ii) a Warrant initially entitling the holder to purchase an aggregate of 90,000 shares of Common Stock for the Purchase Price; and

                  WHEREAS, at or before the Closing, the parties hereto are executing and delivering, one to the other, the Registration Rights Agreement (look at requirements for Company), pursuant to which, among other things, the Company will agree to provide certain registration rights under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws for the resale of the shares of Common Stock issuable upon conversion of the Note and issuable upon exercise of the Warrant.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1.  Definitions.

                  1.1 As used in this Agreement, the terms "Agreement", "Company" and "Purchaser" shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

                  1.2 All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

                  1.3 The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Aggregation Parties" shall have the meaning provided in
Section 6.3(b).

                  "AMEX" means the American Stock Exchange, Inc.

                  "Approved Markets" shall have the meaning provided in Section 6.9.

                  "Board of Directors" means the Board of Directors of the Company.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which commercial banks in the City of Dallas are authorized or required by law or executive order to remain closed.

                  "Change in Control Transaction" shall have the meaning to be provided or provided in the Note.

                  "Closing" means the closing of the purchase and sale of the Note and Warrant on the Closing Date.

                  "Closing Date" means 10 a.m., Dallas, Texas time, on September 8, 2003, or such other time or date as mutually agreed by the parties hereto.

                  "Closing Location" means 100 Crescent Court, Suite 590, Dallas, Texas 75201.

                  "Common Stock" means the Common Stock, $.001 per share, of the Company.

                  "Common Stock Equivalent" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

                  "Encumbrances" means all mortgages, deeds of trust, claims, security interests, liens, pledges, leases, subleases, charges, escrows, options, proxies, rights of occupancy, rights of first refusal, preemptive rights, covenants, conditional limitations, hypothecations, prior assignments, easements, title retention agreements, indentures, security agreements or any other encumbrances of any kind.

                  "Environmental Law" shall have the meaning provided in Section 3.17.

                  "Event of Default" shall have the meaning to be provided or provided in the Note.

                  "Excluded Shares" shall have the meaning provided in Section 6.3(b).

                  "Generally Accepted Accounting Principles" means, for any Person, the United States generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

                  "Intellectual Property" means all franchises, patents, trademarks, service marks, tradenames (whether registered or unregistered), copyrights, corporate names, licenses, trade secrets, proprietary software or hardware, proprietary technology, technical information, discoveries, designs and other proprietary rights, whether or not patentable, and confidential information (including, without limitation, know-how, processes and technology) used in the conduct of the business of the Company or any Subsidiary, or in which the Company or any Subsidiary has an interest.

                  "Material Adverse Effect" means a material adverse effect on the (i) business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole; (ii) the validity or enforceability of, or the ability of the Company to perform its obligations under, the Transaction Documents; or (iii) rights and remedies of the Purchaser under the terms of the Transaction Documents.

                  "Nasdaq" means the Nasdaq National Market.

                  "Nasdaq Small Cap" means the Nasdaq Small Cap Market.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Note" means the Company's 8% Convertible Note due 2006 in the principal amount of $600,000.00 in the form attached as Exhibit A.

                  "NYSE" means the New York Stock Exchange, Inc.

                  "OTCBB" means the OTC Bulletin Board.

                  "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

                  "Purchase Price" means the amount shown on the signature pages to this Agreement as the Purchaser's Purchase Price.

                  "Purchaser Share Notice" shall have the meaning provided in
Section 6.12.

                  "Registration Rights Agreement" means the Registration Rights Agreement by and between the Company and the Purchaser in the form attached as Exhibit C.

                  "Registration Statement" shall have the meaning provided in the Registration Rights Agreement.

                  "Regulation D" means Regulation D adopted by the SEC under the 1933 Act.

                  "Restricted Ownership Percentage" shall have the meaning provided in Section 6.3(b).

                  "SEC" means the U.S. Securities and Exchange Commission.

                  "SEC Filings" means the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 and all other reports filed by the Company pursuant to Section 13 or 15(d) of the 1934 Act since December 31, 2002.

                  "Securities" means the Note, the Underlying Shares, the Warrant and the Warrant Shares.

                  "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

                  "Transaction Documents" means this Agreement, the Registration Rights Agreement, the Note and the Warrant.

                  "20% Cap" shall have the meaning provided in Section 6.1(a).

                  "2002 10-K" means the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, as filed as the SEC.

                  "Underlying Shares" means the shares of Common Stock issued or issuable upon conversion of the Note.

                  "Variable Rate Transaction" means a transaction in which the Company issues or sells any Common Stock or Common Stock Equivalent (a) that is convertible into, exchangeable or exercisable for, or includes the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise, exchange or purchase price that is subject to being reset at some future date after the initial issuance of Common Stock or Common Stock Equivalent or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split, reverse stock split and stock dividend anti-dilution provisions), or (b) pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for sale or resale pursuant to the 1933 Act.

                  "Warrant" means the Company's Common Stock Purchase Warrant in the form attached hereto as EXHIBIT B.

                  "Warrant Shares" means the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrant.

                  2.  PURCHASES AND SALES OF THE NOTE AND WARRANT.

                  2.1 PURCHASE AND SALE. Upon the terms and subject to the conditions of this Agreement, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Purchaser, on the Closing Date, the Note and the Warrant for the Purchase Price.

                  2.2 PAYMENT. Payment by the Purchaser of the Purchase Price to the Company at the Closing on the Closing Date shall be made as follows:

                  (a) the Purchaser shall pay to Warren W. Garden,  P.C.
an amount equal to $17,500 payable by the Company pursuant to Section 9.5, by wire transfer of immediately available funds to an account designated by such firm;

                  (b) the Purchaser shall pay to CK Cooper & Company an amount equal to $66,000 payable by the Company to such firm as a finder, by wire transfer of immediately available funds to an account designated by such firm; and

                  (c) Purchaser shall pay to the Company the balance of the Purchase Price, after determination and deduction therefrom of the amounts to be paid pursuant to Sections 2.2(a) and (b), by wire transfer of immediately available funds to an account designated by the Company.

                  (d) For all purposes, upon payment of the amounts provided for in this Section 2.2, the Purchaser shall be deemed to have paid the Purchase Price in full to the Company and to have disbursed on behalf of the Company the amounts provided in Sections 2.2(a) and (b). By agreeing to disburse funds on behalf of the Company as provided in this Section 2.2, in no event shall the Purchaser have any liability to any Person, including, without limitation, the Persons identified in Sections 2.2(a) and (b), for payment or performance of any obligation or liability of the Company to such Person.

                  2.3 CLOSING. The sale and purchase of the Note and Warrant shall occur on the Closing Date at the Closing Location. At the Closing on the Closing Date, upon the terms and subject to the conditions of this Agreement,

                  (A) the Company shall issue and sell to the Purchaser the Note and the Warrant and payment by the Purchaser to the Company of an amount equal to the Purchase Price as provided in Section 2.2, and

                  (B) the Purchaser shall pay to the Company an amount equal to the Purchase Price, as provided in Section 2.2, against issuance and sale by the Company to the Purchaser of the Note and Warrant.

                  3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to, and covenants and agrees with, the Purchaser that:

                  3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company and each Subsidiary is a corporation duly incorporated, validly existing and subsisting under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. The Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary unless the failure to so qualify would not be reasonably likely to result in a Material Adverse Effect. The Company has no Subsidiaries other than those listed in
Schedule 3.1 and has no investment in any other Person except such investments as would be classified as current assets on a balance sheet of the Company, prepared in accordance with Generally Accepted Accounting Principles.

                  3.2 AUTHORIZATION. The Company has full corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company under the Transaction Documents, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  3.3 CAPITALIZATION. Set forth on SCHEDULE 3.3 (check schedule to make sure it is accurate given the uncertainty of some stock issuances, cancellation of stock, etc.) hereto is (a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding on the date hereof; (c) the number of shares of capital stock issuable pursuant to the Company's stock option, stock purchase, stock award and similar plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to all Common Stock Equivalents outstanding or which the Company has agreed to issue (other than the Note and the Warrant). All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. Except as set forth on SCHEDULE 3.3 or in the SEC Filings, there are no outstanding Common Stock Equivalents or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, and except as contemplated by this Agreement, the Company is not currently in negotiations for the issuance of any Common Stock Equivalents or capital stock of any kind. The Company has no knowledge of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the security holders of the Company relating to the securities of the Company held by them. Except as set forth on
SCHEDULE 3.3 and except for registration statements currently on file, the Company has not granted any Person the right (which is now outstanding or effective) to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.


                  3.4 VALID ISSUANCE. The aggregate number of shares of Common Stock issued, outstanding and reserved for issuance is _______. The Company does not have any obligation to issue shares of Common Stock for which it has not reserved an adequate number of shares of Common Stock. The Note and Warrant are duly authorized, and such Securities, and the Underlying Shares issuable upon conversion of the Note and Warrant Shares issuable upon exercise of the Warrant, have been duly authorized and when issued in accordance herewith and with the terms of the Note and Warrant, will be validly issued, fully paid, non-assessable and free and clear of all Encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

                  3.5 CONSENTS. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been or will be made pursuant to applicable state securities laws and the requirements of the OTCBB and other than the filing of a Form D by the Company with the SEC, each of which the Company undertakes to file within the applicable time periods.

                  3.6 DELIVERY OF SEC FILINGS; BUSINESS; NON-PUBLIC INFORMATION. The Company has timely filed all material reports and other documents required to be filed with the SEC pursuant to the 1934 Act since December 31, 1999. At their respective times of filing with the SEC, the SEC Filings complied in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company and the Subsidiaries are engaged only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description of the business of the Company and the Subsidiaries. The Company has not provided to the Purchaser (i) any information required to be filed under the 1934 Act that has not been so filed or (ii) any material non-public information concerning the Company and the Subsidiaries.

                  3.7 USE OF PROCEEDS. The proceeds of the sale of the Note and the Warrant hereunder shall be used by the Company to partially fund the Company's obligations under its definitive agreement to acquire InnoFood, Inc.

                  3.8 NO MATERIAL ADVERSE CHANGE. Since the filing of the 2002 10-K or as otherwise identified and described in the SEC Filings subsequently filed by the Company with the SEC pursuant to the 1934 Act there has not been:

(i) any material change in the consolidated assets, liabilities, financial condition or operating results of the Company and the Subsidiaries from that reflected in the financial statements included in the 2002 10-K, except changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

(ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company or any Subsidiary;

(iii) any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company or any Subsidiary;

(iv) any waiver by the Company or any Subsidiary of a material right or of a material debt owed to it which waiver is adverse to the Company or any Subsidiary;

(v) any satisfaction or discharge of any Encumbrance or payment of any obligation by the Company or any Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, prospects, financial condition, operating results or business of the Company and the Subsidiaries taken as a whole (as such business is presently conducted and the Company has publicly disclosed it is proposed to be conducted);

(vi) any material change or amendment to a material contract or arrangement by which the Company or any Subsidiary or any of their respective assets or properties is bound or subject;

(vii) any material labor difficulties or labor union organizing activities with respect to employees of or contractors to the Company or any Subsidiary;

(viii) any transaction entered into by the Company or any Subsidiary other than in the ordinary course of business; or

(ix) any other event or condition of any character that may have a Material Adverse Effect.

                  3.9 REGISTRATION STATEMENTS. During the preceding two years, each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, complied as to form in all material respects with the 1933 Act, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus or supplement filed pursuant to Rule 424 under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  3.10 FORM S-3 ELIGIBILITY. The Company is currently eligible to register the resale of its Common Stock in a secondary offering on a registration statement on Form S-3 under the 1933 Act and the Company shall maintain such eligibility at least until the Registration Statement is ordered effective by the SEC.

                  3.11 NO CONFLICT, BREACH, VIOLATION OR DEFAULT. (a) The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Articles of Incorporation (including any articles of amendment or articles designating series of shares) or the Company's Bylaws, both currently in effect (copies of which have been provided to the Purchaser before the date hereof) and as in effect on the date of issuance of the Securities, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective assets or properties, or
(iii) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties of the Company or any Subsidiary is subject.

                  (b) Except where it would not have a Material Adverse Effect, the Company and each Subsidiary (i) is not in violation of any statute, rule or regulation applicable to the Company or any Subsidiary or its assets, (ii) is not in violation of any judgment, order or decree applicable to the Company or any Subsidiary or any of their respective assets, and (iii) is not in breach or violation of any agreement, note or instrument to which it or its assets are a party or are bound or subject. To the best of the Company's knowledge, neither the Company nor any Subsidiary has received notice from any Person of any claim or investigation that, if adversely determined, would render the preceding sentence untrue or incomplete.

                  3.12 TAX MATTERS. The Company and the Subsidiaries have timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes owed by them, except where failure to make such payment would not have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the knowledge of the Company, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any foreign, U.S. federal, state, representations or warranties in or local taxing authority, except such as are not material. All material taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or threatened against the Company or any Subsidiary or any of their respective assets or property which if adversely decided, would have a Material Adverse Effect. There are no outstanding tax sharing agreements or other such arrangements between the Company or any Subsidiary and any other Person.

                  3.13 TITLE TO PROPERTIES. Except as disclosed in the SEC Filings, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from Encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by the Company or such Subsidiary; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by the Company or such Subsidiary.

                  3.14 CERTIFICATES, LICENSES, AUTHORIZATIONS AND PERMITS. The Company and each Subsidiary possesses adequate certificates, licenses, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, license, authorization or permit that, if determined adversely to the Company or any Subsidiary, would individually or in the aggregate have a Material Adverse Effect.

                  3.15 NO LABOR DISPUTES. No material labor dispute with the employees of or contractors to the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent.

                  3.16 INTELLECTUAL PROPERTY. (1) The Company and each Subsidiary holds all Intellectual Property, free and clear of all Encumbrances and restrictions on use or transfer, whether or not recorded, and has sole title to and ownership of or has the full, exclusive (subject to the rights of its licensees or licensors) right to use in its field of business, for the life of the proprietary right all Intellectual Property; (2) the use of the Intellectual Property by the Company or any Subsidiary does not, to the knowledge of the Company after due inquiry, violate or infringe on the rights of any other Person; (3) neither the Company nor any Subsidiary has received any notice of any conflict between the asserted rights of others and the Company or any Subsidiary with respect to any Intellectual Property; (4) the Company and each Subsidiary has used its best efforts to perfect its rights in and to all Intellectual Property used by it in its business or in which it has an interest;

(5) the Company and each Subsidiary are in compliance with all material terms and conditions of its agreements relating to the Intellectual Property; (6) neither the Company nor any Subsidiary is or has been a defendant in any action, suit, investigation or proceeding relating to infringement or misappropriation by the Company or any Subsidiary of any Intellectual Property; (7) neither the Company nor any Subsidiary has been notified of any alleged claim of infringement or misappropriation by the Company or any Subsidiary of any Intellectual Property; (8) the Company has no knowledge of any claim of infringement or misappropriation by the Company or any Subsidiary of any Intellectual Property; (9) to the knowledge (after due inquiry) of the Company, none of the products the Company and the Subsidiaries are researching, developing, propose to research and develop, make, have made, use, or sell, infringes or misappropriates any Intellectual Property right of any third party;
(10) none of the trademarks and service marks used by the Company or any Subsidiary, to the knowledge of the Company after due inquiry, infringes the trademark or service mark rights of any third party; (11) to the Company's knowledge none of the material processes and formulae, research and development results and other know-how relating to the Company's or the Subsidiaries' respective businesses, the value of which to the Company or any Subsidiary is contingent upon maintenance of the confidentiality thereof, has been disclosed to any Person other than Persons bound by written confidentiality agreements; and (12) the Company owns directly, or possesses adequate rights to use, all Intellectual Property used in or relating to the development, manufacture, use, distribution or marketing of the Company's products, and none of such Intellectual Property is owned, claimed or used by, or subject to any Encumbrance of or by, any Subsidiary.

                  3.17 ENVIRONMENTAL MATTERS. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and neither the Company nor any Subsidiary is aware of any pending investigation that might lead to such a claim.

                  3.18 LITIGATION. Except as set forth in the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Company or any Subsidiary or any of their respective properties that, if determined adversely to the Company or such Subsidiary, would individually or in the aggregate have a Material Adverse Effect, or which are otherwise material in the context of the sale of the Securities; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                  3.19 FINANCIAL STATEMENTS. The consolidated financial statements included in each SEC Filing present fairly and accurately in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates reported and the consolidated results of operations, changes in stockholders' equity and cash flows for the periods reported, all in conformity with Generally Accepted Accounting Principles applied on a consistent basis and in conformity with the rules and regulations of the SEC under the 1934 Act applicable to the Company. Except as set forth in the consolidated financial statements of the Company included in the SEC Filings filed prior to the date hereof, neither the Company nor any Subsidiary has any liabilities, contingent or otherwise, except those which individually or in the aggregate are not material to the financial condition or operating results of the Company and the Subsidiaries, taken as a whole.

                  3.20 INSURANCE COVERAGE. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by it, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

                  3.21 SARBANES-OXLEY. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

                  3.22 ACKNOWLEDGEMENT OF POTENTIAL DILUTION. The Company understands that the number of shares of Common Stock issuable pursuant to the Note and Warrant may increase substantially and that such increase may have a dilutive effect on the Company's equity capitalization.

                  3.23 BROKERS AND FINDERS. The Purchaser shall have no liability or responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this Agreement or the transactions contemplated by this Agreement by reason of any agreement of or action taken by the Company.

                  3.24 NO DIRECTED SELLING EFFORTS OR GENERAL SOLICITATION. Notwithstanding anything contained on any schedule hereto, neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

                  3.25 NO INTEGRATED OFFERING. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would (1) adversely affect reliance by the Company on Section 4(2) of the 1933 Act for the exemption from registration for the transactions contemplated hereby or would require registration of the offer and sale of the Note and Warrant to the Purchaser under the 1933 Act; or (2) require the integration of the offering of the Securities with any other offering of securities for purposes of determining the need to obtain stockholder approval of the transactions contemplated hereby under the rules of the OTCBB.

                  3.26 DISCLOSURES. For purposes of this Agreement and the transactions contemplated hereby, none of the representations or warranties made by the Company under any of the Transaction Documents and no written information furnished by the Company pursuant hereto, or in any other document, certificate or written statement furnished by the Company to the Purchaser or any authorized representative of the Purchaser, pursuant to the Transaction Documents or in connection therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading.

                  3.27 ABSENCE OF RIGHTS AGREEMENT. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change of control in the Company.

                  4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company that:

                  4.1 ORGANIZATION AND EXISTENCE. Such Purchaser is a validly existing partnership and has all requisite partnership power and authority to invest in the Securities pursuant to this Agreement.

                  4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Securities to be acquired by the Purchaser pursuant to this Agreement will be acquired for the Purchaser's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of applicable securities laws, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of applicable securities laws.

                  4.3 INVESTMENT EXPERIENCE. The Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge of and experience with securities and financial or business matters that it is capable of evaluating the merits and risks of the purchase of the Note and Warrant.

                  4.4 DISCLOSURE OF INFORMATION. The Purchaser has had an opportunity to review documents related to the Company and to ask questions of and receive answers from the Company regarding the terms and conditions of the offering of the Securities; provided however, that neither such inquiries nor any other investigation conducted by the Purchaser shall modify, amend, limit or otherwise affect the Purchaser's right to rely on the Company's representations and warranties contained in the Transaction Documents or made pursuant to the Transaction Documents.

                  4.5 RESTRICTED SECURITIES. The Purchaser understands that the Note and Warrant are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

                  4.6 ACCREDITED INVESTOR. The Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D.

                  4.7 NO GENERAL SOLICITATION. The Purchaser did not learn of the offering of the Note and Warrant through any public advertising or general solicitation (as these terms are used in Regulation D).

                  4.8 RESIDENCY OF PURCHASER. The Purchaser is a resident of the state or other jurisdiction indicated in the first paragraph of this Agreement.

                  4.9 BROKERS AND FINDERS. The Company shall have no liability or responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this Agreement or the transactions contemplated by this Agreement by reason of any agreement of the Purchaser.

                  4.10 AUTHORIZATION. The Purchaser has full partnership power and authority and has taken all requisite action on the part of the Purchaser and its partners necessary for (i) the authorization, execution and delivery of the Transaction Documents and (ii) the authorization of the performance of all obligations of the Purchaser under the Transaction Documents. The Transaction Documents constitute the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  4.11 RISK FACTORS. Without limiting any of the Purchaser's other representations and warranties hereunder, the Purchaser acknowledges that the Purchaser has reviewed and is aware of the risk factors described in the SEC Filings.

                  4.12 RELIANCE. The Purchaser has consulted its own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Note and Warrant and has not relied on the SEC Filings or the Company, its officers, directors or professional advisors as to such consequences.

                  4.13 NO REPRESENTATIONS. No oral representations have been made by the Company to the Purchaser in connection with the Transaction Documents; and no written representations have been made by the Company to the Purchaser other than as stated in the Transaction Documents and the SEC Filings.

                  4.14 SURVIVAL. The Purchaser acknowledges that the representations, warranties and agreements made by the Purchaser herein shall survive the execution and delivery of this Agreement and the purchase of the Note and Warrant.

                  5. REGISTRATION RIGHTS AGREEMENT.

                  5.1 Registration Rights Agreement. The Company acknowledges and agrees that the Company's execution and delivery of, and full performance of its obligations under, the Registration Rights Agreement is a material inducement to the Purchaser to execute and deliver this Agreement and purchase and pay for the Note and Warrant. The Company agrees to execute and deliver to the Purchaser the Registration Rights Agreement at or before the Closing.

                  6. CERTAIN COVENANTS OF THE COMPANY AND THE PURCHASER.

                  6.1 19.99% CAP; RULE 144.

                  (a) 19.99% CAP. Notwithstanding anything contained herein or in the other Transaction Documents, if Rule 4350(i)(1)(D) of the Nasdaq is applicable the Company shall not be entitled to issue upon conversion of the Note and exercise of the Warrant an aggregate number of shares of Common Stock in excess of 19.99% of the Common Stock issued and outstanding on the date hereof, subject to appropriate and equitable adjustment for any stock split, stock dividend or reclassification of the Common Stock or similar event occurring after the date hereof (the "20% Cap"), unless the Company receives stockholder approval for such issuance. If Rule 4350(i)(1)(D) of the Nasdaq is applicable to the shares of Common Stock issuable upon conversion of the Note and exercise of the Warrant and the limitations thereof restrict the Company from issuing additional shares of Common Stock upon conversion of the Note or exercise of the Warrant, then the Company shall use its commercially reasonable best efforts to obtain, as promptly as practicable, but in no event later than 120 days thereafter, the stockholder approval that is necessary under the rules of the Nasdaq so that the 20% Cap would no longer be applicable to issuance of shares of Common Stock upon conversion of the Note and exercise of the Warrant.

                  (b) RULE 144. The Company acknowledges that, for purposes of determining the holding period under Rule 144 for Underlying Shares issued upon conversion of, or in lieu of cash payment of principal of or interest on, the Note, the holding period of such Underlying Shares shall be tacked to the holding period of the Note and for purposes of determining the holding period under Rule 144 for Warrant Shares issued in a "net" or "cashless" exercise of the Warrant, the holding period of such Warrant Shares may be tacked to the holding period of the Warrant. The Company agrees not to take a position contrary thereto unless the SEC or its staff by rule or interpretation changes its rules and interpretations thereof in effect on the date of this Agreement or such rules or interpretations are held invalid or incorrect by a court of competent jurisdiction.

                  6.2      LIMITATION ON CERTAIN TRANSACTIONS.

                  (a) Beginning as of the date of this Agreement and until the effective date of the Registration Statement as contemplated by the Registration Rights Agreement, without the prior written consent of the Purchaser (which consent may be withheld in the Purchaser's discretion), the Company shall not issue or sell or agree to issue or sell any securities in a capital raising transaction prior to such date, unless such securities will not be, and are not, registered for sale or resale under the 1933 Act until on or after the effective date of the Registration Statement, provided that the limitation of this Section 6.2(a) shall not apply to securities issued pursuant to the Company's duly adopted employee or director bona fide share and option plans.

                  (b) So long as the Note remains outstanding, without the prior written consent of the registered holder of the Note (which consent may be withheld in such holder's discretion), the Company shall not issue or sell, or agree to issue or sell, any securities in a Variable Rate Transaction.

                  6.3 RIGHT OF THE PURCHASER TO PARTICIPATE IN FUTURE TRANSACTIONS.

                  (a) RIGHT TO PARTICIPATE. So long as the Note remains outstanding, the Purchaser will have a right to participate in any sales of any of the Company's securities in a capital raising transaction on the terms and conditions set forth in this Section 6.3. During such period, the Company shall give ten Business Days advance written notice to the Purchaser prior to any non-public offer or sale of any of the Company's capital stock or any Common Stock Equivalents in a capital raising transaction by providing to the Purchaser a comprehensive term sheet containing all significant business terms of such a proposed transaction. The Purchaser shall have the right to participate in such proposed transaction and to purchase 25 percent of such securities which are the subject of such proposed transaction for the same consideration and on the same terms and conditions as contemplated for such third-party sale (or such lesser portion thereof as specified by the Purchaser). If the Purchaser elects to exercise its rights hereunder it must deliver written notice to the Company within five (5) Business Days following receipt of the notice and comprehensive term sheet from the Company, which notice from the Purchaser shall be contingent upon receipt of satisfactory definitive documents for such transaction from the Company. If, subsequent to the Company giving notice to the Purchaser hereunder but prior to the Purchaser exercising its right to participate (or the expiration of the five-day period without response from the Purchaser or the rejection of such offer for such financing by the Purchaser), the terms and conditions of the proposed third-party sale are changed from that disclosed in the comprehensive term sheet provided to the Purchaser, the Company shall be required to provide a new notice and comprehensive term sheet reflecting such revised terms to the Purchaser hereunder and the Purchaser shall have the right, which must be exercised within five (5) Business Days of such new notice and such revised comprehensive term sheet, to exercise its rights to purchase the securities on such changed terms and conditions as provided hereunder. In the event the Purchaser does not exercise its rights hereunder with respect to a proposed transaction within the period or periods provided, or affirmatively declines to engage in such proposed transaction with the Company, then the Company may proceed with such proposed transaction on the same terms and conditions as noticed to the Purchaser (assuming the Purchaser has consented to the transaction, if required, pursuant to Section 6.2 of this Agreement) with the Purchaser if it has elected to participate in such proposed transaction, provided that if such proposed transaction is not consummated within 60 days following the Company's notice hereunder, then the right of first refusal hereunder shall again apply to the Purchaser for such proposed transaction. The rights and obligations under this Section 6.3 shall in no way diminish the other rights of the Purchaser pursuant to this Section 6.

                  (b) LIMITATION ON RIGHT OF FIRST REFUSAL. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired directly or through acquisition of Common Stock Equivalents by the Purchaser pursuant to any capital raising transaction as described in subsection (a) above shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by the Purchaser (other than by virtue of the ownership of securities or rights to acquire securities (including the Note and Warrant) that have limitations on the Purchaser's right to convert, exercise or purchase similar to the limitation set forth herein (the "Excluded Shares")), together with all shares of Common Stock deemed beneficially owned (not counting such affiliate's Excluded Shares) by the Purchaser (as defined in Rule 144 of the 1933 Act) (the "Aggregation Parties") that would be aggregated for purposes of determining whether such securities are beneficially owned by the Purchaser or for purposes of determining whether a group exists, in each such case for purposes of Section 13(d) of the 1934 Act and Regulation 13D-G thereunder, would result in beneficial ownership by the Purchaser or such group of more than 9.9% of the shares of the Company's Common Stock (the "Restricted Ownership Percentage"), computed in accordance with Regulation 13D-G. The Purchaser shall have the right at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company in the event and only to the extent that Section 16 of the 1934 Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder from 10%. If the Purchaser is unable by reason of the Restricted Ownership Percentage to acquire the full amount of securities which the Purchaser would otherwise be entitled to acquire pursuant to this Section 6.3 and thereafter, at any time prior to the repayment or conversion in full of the Purchaser's Note the Purchaser could acquire such securities without exceeding its Restricted Ownership Percentage, then the Purchaser shall be entitled to acquire such securities at such time.

                  6.4 REPORTS AND INFORMATION. For so long as the Purchaser beneficially owns any of the Securities, the Company will furnish to the Purchaser the following reports and information, each of which shall be provided to the Purchaser by e-mail (at such address as specified in writing by the Purchaser for such purpose) or reputable overnight courier:

                  (a) QUARTERLY FINANCIAL INFORMATION. In the absence of a Quarterly Report on Form 10-Q timely filed with the SEC for any of the Company's first three fiscal quarters in any fiscal year, within 45 days after the end of any such fiscal quarter consolidated balance sheets of the Company as at the end of each of the Company's first three fiscal quarters and the related consolidated statements of operations, stockholders' equity and cash flows for such period and for the portion of the Company's fiscal year ended on the last day of such quarter, all in reasonable detail and certified by the principal financial officer of the Company to have been prepared in accordance with Generally Accepted Accounting Principles, subject to year-end and audit adjustments.

                  (b) ANNUAL FINANCIAL INFORMATION. In the absence of a Form 10-K timely filed with the SEC within 105 days after the end of any fiscal year, then within such period consolidated balance sheets of the Company as at the end of each fiscal year and the related consolidated statements of earnings, stockholders' equity and cash flows for such year, all in reasonable detail and accompanied by the report on such consolidated financial statements of an independent certified public accountant selected by the Company and reasonably satisfactory to the Purchaser.

                  (c) STOCKHOLDER AND ANALYST REPORTS AND INFORMATION. Copies of all notices, financial statements, reports and documents as the Company shall send or make available generally to its stockholders or to financial analysts, promptly after providing same to the stockholders or financial analysts.

                  (d) OTHER INFORMATION. Such other information relating to the Company and the Subsidiaries as from time to time may reasonably be requested by the Purchaser provided the Company or its Subsidiary has such information available to it in the ordinary course of its business, and further provided that the Company, solely in its own discretion, determines that such information is not confidential in nature and disclosure to such Purchaser would not be harmful to the Company or its Subsidiary.

Notwithstanding anything to the contrary contained in this Section 6.4, the Company shall not disclose material nonpublic information to the Purchaser, or to advisors to or representatives of the Purchaser, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Purchaser, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review. The Company may, as a condition to disclosing any material nonpublic information hereunder, require the Purchaser's advisors and representatives to enter into a confidentiality agreement (including an agreement with such advisors and representatives prohibiting them from trading in Common Stock during such period of time as they are in possession of material nonpublic information) in form reasonably satisfactory to the Company and the Purchaser.

                  (e) RULE 144. The Company agrees to make publicly available on a timely basis the information required by Rule 144(c) under the 1933 Act.

                  6.5 PRESS RELEASES. Any press release or other publicity concerning this Agreement or the transactions contemplated by this Agreement shall be submitted to the Purchaser for comment at least two (2) Business Days prior to issuance, unless the release is required to be issued within a shorter period of time by law or pursuant to the rules of any Approved Market (if applicable). The Company shall, on the Closing Date, issue a press release concerning the transactions contemplated hereby. The Company's other press releases and other public information, to the extent concerning the Transaction Documents, shall contain such information as reasonably requested by the Purchaser and be reasonably approved by the Purchaser in writing prior to issuance.

                  6.6 NO CONFLICTING AGREEMENTS. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Purchaser under the Transaction Documents.

                  6.7 INSURANCE. For so long as the Purchaser beneficially owns any of the Securities, the Company shall, and shall cause each Subsidiary to, have in full force and effect (a) insurance reasonably believed to be adequate on all assets and activities of a type customarily insured, covering property damage and loss of income by fire or other casualty, and (b) insurance reasonably believed to be adequate protection against all liabilities, claims and risks against which it is customary for companies similarly situated as the Company and the Subsidiaries to insure.

                  6.8 COMPLIANCE WITH LAWS. So long as the Purchaser beneficially owns any Securities, the Company will use reasonable efforts to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

                  6.9 LISTING OF UNDERLYING SHARES AND WARRANT SHARES AND RELATED MATTERS. The Company agrees that if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it will include in such application the Underlying Shares and Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. For so long as any Note or Warrant remains outstanding, the Company will take all action necessary to continue the listing and trading of its Common Stock on at least one of the OTC Bulletin Board, the Nasdaq Small Cap, the Nasdaq, the NYSE or the AMEX (collectively, "Approved Markets"), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange or market, as applicable, to ensure the continued eligibility for trading of the Common Stock thereon. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf, shall directly or indirectly make any offers or sales of any security or solicit any offers to buy any security which may cause the integration of the offering hereunder with any other offering of securities for purposes of determining the need to obtain stockholder approval of the transactions contemplated hereby under any applicable rules of any Approved Market. Unless in its reasonable judgment such would constitute material non-public information, the Company shall notify the Purchaser in advance if it intends to make any private placement of securities within the six-month period after the Closing Date, and unless the Company shall have received stockholder approval of the transactions contemplated hereby under the rules of any Approved Market (if applicable), at the Purchaser's reasonable request, the Company shall request a ruling from such Approved Market in advance that such private placement will not be integrated with the transactions contemplated hereunder pursuant to the rules of such Approved Market.

                  6.10 CORPORATE EXISTENCE. So long as any Note or Warrant remains outstanding, the Company shall maintain its corporate existence, except in the event of a merger, consolidation, amalgamation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (a) assumes (jointly and severally with the Company if the Company continues to exist) the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith, regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to fulfill its obligations hereunder and effect the conversion in full of all Notes and exercise in full of all Warrants outstanding as of the date of such transaction;
(b) has no legal, contractual or other restrictions on its ability to perform the obligations of the Company hereunder and under the agreements and instruments entered into in connection herewith; and (c)(i) is a publicly traded corporation whose common stock and the shares of capital stock issuable upon conversion of the Note and exercise of the Warrant are (or would be upon issuance thereof) listed for trading on an Approved Market or (ii) if not such a publicly traded corporation, then the Person who will be the successor or surviving entity in such transaction, at the time it shall enter into a definitive agreement to complete such transaction, shall have agreed in writing with the Purchaser that it will, at the election of the Purchaser, purchase the Purchaser's Securities at a price equal to the greater of (a) 120% of the Purchase Price of such Securities or (b) the fair market value of such Securities on an as-converted and as-exercised basis based on the closing price immediately preceding such transaction or the redemption date, whichever is greater.

                  6.11 FORM 8-K. Within one Business Day after the Closing Date, the Company will publicly report the issue and sale of the Note and Warrant by filing with the SEC a Current Report on Form 8-K under the 1934 Act which report shall describe the material terms and include copies of the Transaction Documents as exhibits to such report.

                  6.12 LEGENDS. Until registration for resale pursuant to the Registration Rights Agreement or until sales under Rule 144 under the 1933 Act are permitted, certificates evidencing the Underlying Shares and the Warrant Shares may bear one or both of the following legends or legends substantially similar thereto:

(a) "The shares represented by this certificate may not be transferred without (i) the opinion of counsel reasonably satisfactory to the corporation that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws; or (ii) such registration or qualification."

(b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state.

Upon registration for resale pursuant to the Registration Rights Agreement or upon Rule 144(k) under the 1933 Act becoming available, the Company shall promptly (but in no event later than five Business Days after surrender of the legended certificates to the Company) cause certificates evidencing the Underlying Shares and Warrant Shares previously issued to be replaced with certificates which do not bear the restrictive legends set forth in the preceding clause (a) of this Section, and all Underlying Shares and Warrant Shares subsequently issued shall not bear the restrictive legend set forth in the preceding clause (a) of this Section. If the Purchaser notifies the Company that the Purchaser has not received such certificates without the restrictive legend set forth in the preceding clause (a) of this Section within three Business Days after surrender of such legended certificates (each, a "Purchaser Share Notice"), and the Purchaser does not receive such certificates without the restrictive legend set forth in the preceding clause (a) of this Section within two Business Days after giving a particular Purchaser Share Notice, then the Company shall pay cash liquidated damages to the Purchaser at the rate of 2% per month of the original Purchase Price of the Note and Warrant in respect of which such Underlying Shares and Warrant Shares are issuable or issued and for which the certificates have not been provided in compliance with the above, for so long as the Company fails to provide such certificates. A Purchaser Share Notice may be given by telephone or e-mail to the Company's Chief Financial Officer or General Counsel. The Purchaser agrees that any sale by the Purchaser of Underlying Shares and Warrant Shares pursuant to the Registration Statement shall be made by the Purchaser in compliance with the prospectus delivery requirements of the 1933 Act and in accordance with the plan of distribution set forth in the Registration Statement and related prospectus, as amended and supplemented from time to time.

                  7. CONDITIONS TO THE COMPANY'S OBLIGATIONS TO ISSUE AND SELL. The Company's obligation to issue and sell the Note and Warrant to the Purchaser pursuant to this Agreement is conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

                  (a) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement; and

                  (b) The representations and warranties of the Purchaser contained in this Agreement shall have been true and correct on the date of this Agreement and the representations and warranties of the Purchaser contained in the Transaction Documents shall be true and correct on the Closing Date as if given on and as of the Closing Date (except for representations given as of a specific date, which representations shall be true and correct as of such date), and on or before the Closing Date the Purchaser shall have performed all covenants and agreements of the Purchaser contained herein or in any of the other Transaction Documents required to be performed by the Purchaser on or before the Closing Date.

                  8. CONDITIONS TO THE PURCHASER'S OBLIGATIONS TO PURCHASE. The Purchaser's obligations to purchase the Note and Warrant are conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Purchaser in its sole discretion):

                  (a) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

                  (b) The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and the representations and warranties of the Company contained in the Transaction Documents shall be true and correct on the Closing Date as if given on and as of the Closing Date (except for representations given as of a specific date, which representations shall be true and correct as of such date), and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein or in any of the other Transaction Documents required to be performed by the Company on or before the Closing Date;

                  (c) No event which, if the Note were outstanding, would constitute an Event of Default or which, with the giving of notice or the passage of time, or both, would constitute an Event of Default shall have occurred and be continuing;

                  (d) No Change in Control Transaction shall have occurred;

                  (e) The Company shall have delivered to the Purchaser a certificate, dated the Closing Date, duly executed by its Chief Executive Officer or Chief Financial Officer, to the effect set forth in subparagraphs
(a), (b), (c) and (d) of this Section 8;

                  (f) The Company shall have delivered to the Purchaser a certificate, dated the Closing Date, of the Secretary of the Company certifying
(A) the Certificate of Incorporation and By-Laws of the Company as in effect on the Closing Date, (B) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and (C) such other matters as reasonably requested by the Purchaser;

                  (g) On the Closing Date, the Purchaser shall have received an opinion of counsel for the Company, dated the Closing Date, addressed to the Purchaser, in form, scope and substance reasonably satisfactory to the Purchaser, substantially in the form attached as EXHIBIT D; and

                  (h) On the Closing Date, (i) trading in securities on the OTCBB shall not have been suspended or materially limited and (ii) a general moratorium on commercial banking activities in the State of Texas shall not have been declared by either federal or state authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the good faith judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Note and Warrant.

                  9. MISCELLANEOUS.

                  9.1 SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by the Company. This Agreement may not be assigned by the Purchaser prior to the Closing without the prior written consent of the Company, which consent may not be unreasonably withheld, conditioned or delayed, except that after the Closing, without the prior written consent of the Company, but after notice given to the Company, the Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to any transferee of Securities from the Purchaser. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  9.2 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  9.3 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  9.4 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by (i) personal delivery, (ii) telephone line facsimile transmission, upon receipt of confirmation of complete transmittal, or (iii) a recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

                           If to the Company:

                           Biogentech Corp.
                           2445 McCabe Way, Suite 150
                           Irvine, California  92614

                           Attention:       Chief Executive Officer

                           Telephone:       (949) 757-0001
                           Fax:     (949) 757-0979

                           with a copy to:


                           ============
                           ------------

                           Attention:       _________, Esq.
                           Telephone:       (___) _______
                           Fax:     (___) _______


                           If to the Purchaser, to the address set forth on the
signature pages hereto.

                  9.5 EXPENSES. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay or reimburse the Purchaser, at or before the Closing, the flat sum of $17,500 for its legal and due diligence expenses incurred in connection with the transactions contemplated by this Agreement. The Company shall pay all fees and expenses of any placement agents in connection with the transactions contemplated by this Agreement pursuant to a separate agreement between such parties.

                  9.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser; provided, however, that any such amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

                  9.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  9.8 ENTIRE AGREEMENT. This Agreement, including the Exhibits and Schedules hereto, the other Transaction Documents and other documents contemplated hereby and thereby constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

                  9.9 SURVIVAL. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof, except as expressly provided to be made or deemed made as of another date. The representations and warranties shall survive the execution and delivery of, and the Closing under, this Agreement.

                  9.10 FURTHER ASSURANCES. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  9.11 APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada without regard to principles of conflicts of laws.

                  9.12 REMEDIES.

                  (a) The Purchaser shall be entitled to specific performance of the Company's obligations under the Transaction Documents.

                  (b) The Company on the one hand and the Purchaser on the other shall indemnify the other and hold it harmless from any loss, cost, expense or fees (including reasonable attorneys' fees and expenses) arising out of any breach of any of its representations, warranties, covenants or agreements in any of the Transaction Documents, or arising out of the enforcement of this Section 9.12.

                  9.13 JURISDICTION. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the United States District Court for the Northern District of Texas located in Dallas County, Dallas, Texas. The parties consent and submit to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to said court or a judge thereof may be served inside or outside the State of Texas or the Northern District of Texas (but with respect to any party hereto, such consent shall not be deemed a general consent to jurisdiction and service for any third parties) by registered mail, return receipt requested, directed to the party being served at its address provided in or pursuant to this Agreement (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said court. The Company hereby waives any right to a jury trial in connection with any litigation pursuant to this Agreement.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  THE COMPANY:


                                  BIOGENTECH CORP.



                                  By: /S/ Chaslav Radovich
                                      -----------------------------------------
                                      Name:  Chaslav Radovich
                                      Title: CEO and President

<


                               THE PURCHASER:

                               GRYPHON MASTER FUND, L.P.

                               By:  Gryphon Partners, L.P., its General Partner

                                      By:  Gryphon Management Partners, L.P.,
                                                 its General Partner

                                        By:  Gryphon Advisors, LLC,
                                                 its General Partner

                                           By: /s/ E.B. Lyon
                                              ----------------------------------
                                              E.B. Lyon, IV, Authorized Agent


Purchase Price:                                              $600,000
Number of Warrant Shares:                                    90,000
Initial Conversion Price of Note:                            $2.00
Initial Exercise Price of Warrant:                           $2.88

                               Address for Notices:

                               Gryphon Master Fund, L.P.
                               100 Crescent Court, Suite 590
                               Dallas, Texas  75201
                               Attn:  Ryan R. Wolters
                               Telephone:  (214) 871-6783
                               Facsimile:  (214) 871-6909
                               E-mail:  wolly@gryphonlp.com

                               with copies to:

                               Warren W. Garden, P.C.
                               500 Crescent Court
                               Suite 270
                               Dallas, Texas  75201
                               Attn:  Warren W. Garden, Esq.
                               Telephone:  (214) 871-6710
                               Facsimile:  (214) 871-6711

                                    Exhibit D

                       Legal Opinion of Company's Counsel
                       ----------------------------------

        1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

        2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Note, the Underlying Shares, the Warrant and the Warrant Shares. The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required. Each of the Transaction Documents have been duly executed and delivered, and the Note and the Warrant have been duly executed, issued and delivered by the Company and each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms. The Underlying Shares and the Warrant Shares are not subject to any preemptive rights under the Certificate or the Bylaws.

        3. The Underlying Shares have been duly authorized and reserved for issuance, and, when delivered upon conversion of the Note, will be validly issued, fully paid and nonassessable. The Warrant Shares have been duly authorized and reserved for issuance, and, when delivered upon exercise or against payment in full as provided in the Warrant, will be validly issued, fully paid and nonassessable.

         4. The execution, delivery and performance of and compliance with the terms of the Transaction Documents and the issuance of the Note, the Underlying Shares, the Warrant and the Warrant Shares do not (a) violate any provision of the Company's Articles of Incorporation or Bylaws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party and which is known to us, (c) create or impose any Encumbrance on any property of the Company under any agreement or any commitment known to us to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (d) result in a violation of any Federal, state, local or foreign statute, rule, regulation, order, judgment, injunction or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, in all cases other than violations pursuant to clauses (a) and (d) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

         5. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required under Federal, state or local law, rule or regulation in connection with the valid execution, delivery and performance of the Transaction Documents, or the offer, sale or issuance of the Note, the Underlying Shares, the Warrant or the Warrant Shares other than filings as may be required by applicable Federal and state securities laws and regulations and the OTCBB rules and regulations.

         6. To our knowledge, there is no action, suit, claim, investigation or proceeding pending or threatened against the Company which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. There is no action, suit, claim, investigation or proceeding pending, or to our knowledge, threatened, against or involving the Company or any of its properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such.

        7. The offer, issuance and sale of the Note and the Warrant and the offer, issuance and sale of the Underlying Shares and the Warrant Shares pursuant to the Purchase Agreement and the Warrant, as applicable, are exempt from the registration requirements of the 1933 Act.

         8. The Company is not, and as a result of and immediately upon Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                                                                     Exhibit A
                                                                        to
                                                                     Purchase
                                                                     Agreement


NEITHER THIS SECURITY NOR THE ISSUANCE TO THE HOLDER OF THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THIS NOTE IN THE EVENT OF A PARTIAL REDEMPTION, REPAYMENT OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION, REPAYMENT OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT SET FORTH BELOW.


                          8% CONVERTIBLE NOTE DUE 2006

                                       OF

                                BIOGENTECH CORP.


Note No.:  G-1                              Original Principal Amount:  $600,000
Issuance Date:  September 8, 2003                                  Dallas, Texas


                  FOR VALUE RECEIVED, the Company hereby promises to pay to or upon the order of GRYPHON MASTER FUND, L.P. or its registered assigns or successors-in-interest (the "Holder") the principal sum of Six Hundred Thousand Dollars ($600,000.00), together with all accrued but unpaid interest thereon, if any, on the third anniversary of the Issuance Date, to the extent such principal amount and interest have not been repaid or converted into shares of the Company's Common Stock, $.001 par value (the "Common Stock"), in accordance with the terms hereof. Interest on the unpaid principal balance hereof shall accrue at the rate of 8% per annum from the date of original issuance hereof (the "Issuance Date") until the same becomes due and payable on the Final Maturity Date, or such earlier date upon acceleration or by conversion, repayment or redemption in accordance with the terms hereof. Interest on this Note shall accrue daily commencing on the Issuance Date, shall be compounded quarterly and shall be computed on the basis of a 360-day year, 30-day months and actual days elapsed and shall be payable in accordance with Section 2 hereof. Notwithstanding anything contained herein, this Note shall bear interest on the outstanding Principal Amount from and after the occurrence and during the continuance of an Event of Default, at the rate (the "Default Rate") equal to the lower of eighteen percent (18%) per annum or the highest rate permitted by applicable law. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to unpaid principal.

                  All payments of principal of and interest on this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. This Note may not be prepaid in whole or in part except as specifically provided herein. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day and such extension shall be taken into account in determining the amount of interest accrued on this Note.

                  The following terms and conditions shall apply to this Note:

                  1. DEFINITIONS.

                  (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

                  (b) For purposes hereof the following terms shall have the meanings ascribed to them below:

                  "Aggregation Parties" shall have the meaning provided in
Section 4(i).

                  "Bankruptcy Event" means any of the following events: (a) the Company or any material subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any material subsidiary thereof; (b) there is commenced against the Company or any material subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any material subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any material subsidiary suffers any appointment of any trustee, custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any material subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any material subsidiary fails to pay, states that it is unable to pay, or is unable to pay, its debts (excluding those reasonably disputed in good faith by the Company in the case of failure to pay and for which it has reserves on its books and financial statements) generally as they become due; (g) the Company or any material subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any material subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

                  "Call Amount" means for any exercise of the Call Right pursuant to Section 3, the sum of (1) the product of (x) the principal amount of this Note to be prepaid by reason of such exercise of the Call Right times (y) the applicable Call Percentage plus (2) accrued and unpaid interest on the principal amount of this Note to be prepaid by reason of such exercise of the Call Right to the applicable Call Date.

                  "Call Date" shall have the meaning provided in Section 3(b).

                  "Call Notice" shall have the meaning provided in Section 3(b).

                  "Call Percentage" means 125%.

                  "Call Right" shall have the meaning provided in Section 3(a).

                  "Cash" or "cash" means at any time such coin or currency of the United States of America as shall at such time be legal tender for the payment of public and private debts.

                  "Change in Control Transaction" will be deemed to exist if (i) there occurs any consolidation, merger, amalgamation or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the persons who are holders of the voting stock of the Company immediately prior to such event cease to own 50% or more of the voting stock, or corresponding voting equity interests, of the surviving corporation or other entity immediately after such event (including without limitation any "going private" transaction under Rule 13e-3 promulgated pursuant to the Exchange Act or tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for 20% or more of the Company's Common Stock),
(ii) any person (as defined in Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Securities Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the voting power of the Company's outstanding securities, (iii) there is a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof or (iv) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis.

                  "Conversion Date" shall have the meaning provided in Section 4(b).

                  "Conversion Delay Payments" shall have the meaning provided in
Section 4(b)(ii).

                  "Conversion Notice" shall have the meaning provided in Section 4(a).

                  "Conversion Price" means $2.00, subject to adjustment as set forth herein.

                  "Conversion Ratio" means, at any time, a fraction, of which the numerator is the entire outstanding Principal Amount of this Note (or such portion thereof that is being redeemed or repurchased), and of which the denominator is the then applicable Conversion Price.

                  "DTC" shall have the meaning provided in Section 4(b)(ii).

                  "Effective Date" means the date on which a Registration Statement covering all the Underlying Shares and other Registrable Securities (as defined in the Registration Rights Agreement) is declared effective by the SEC.

                  "Effective Registration" means (i) the Company has complied in all material respects with its obligations under all the Transaction Documents where the failure to comply by the Company would have a material adverse effect on the ability of the Holder to publicly resell the Underlying Shares and the Warrant Shares and no Event of Default shall have occurred and be continuing;
(ii) the resale of all Registrable Securities (as defined in the Registration Rights Agreement) is covered by an effective Registration Statement in accordance with the terms of the Registration Rights Agreement and such Registration Statement is not subject to any suspension or stop order and is expected to remain effective and available for use by the selling stockholders named therein or in any related prospectus supplement for at least 20 Trading Days thereafter; (iii) the resale of such Registrable Securities may be effected pursuant to a current and deliverable prospectus that is not subject to any blackout or similar circumstance; (iv) such Registrable Securities are listed, or approved for listing prior to issuance, on an Approved Market and are not subject to any trading suspension (nor shall trading generally have been suspended on such exchanges or markets), and the Company shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock on the Approved Market on which the Common Stock is then traded or listed; (v) the requisite number of shares of Common Stock shall have been duly authorized and shall be available for issuance as required by the terms of the Transaction Documents; (vi) the Holder is not identified as an underwriter in the Registration Statement; and (vii) the Company is not subject to any Bankruptcy Event.

                  "Event of Default" shall have the meaning provided in Section 5(a).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Final Maturity Date" means September 8, 2006.

                  "Holder Share Notice" shall have the meaning provided in
Section 4(b)(ii).

                  "Newly Issued Shares" shall have the meaning provided in
Section 4(c)(iii).

                  "Principal Amount" means at any time the sum of (i) the outstanding principal amount of this Note at such time, (ii) all accrued but unpaid interest hereunder to such time, and (iii) any default payments owing at such time to the Holder under the Transaction Documents but not theretofore paid or added to the Principal Amount.

                  "Principal Market" means the OTC Bulletin Board or such other U.S. market or exchange which is the principal market on which the Common Stock is then listed for trading.

                  "Purchase Agreement" means the Purchase Agreement, dated as of September 8, 2003, by and between the Company and Gryphon Master Fund, L.P., a Bermuda limited partnership, pursuant to which this Note was originally issued.

                  "Quarterly Interest Payment Date" means each October 1, January 1, April 1 and July 1, commencing October 1, 2003, and the Final Maturity Date.

                  "QIB" means a qualified institutional buyer as defined in Rule 144A.

                  "Post-Notice Period" shall have the meaning provided in
Section 3(b).

                  "Restricted Ownership Percentage" shall have the meaning provided in Section 4(i).

                  "Rule 144A" means Rule 144A as promulgated by the SEC under the Securities Act or any successor thereto.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Trading Day" means a day on which the Principal Market is open for the general trading of securities.

                  "Underlying Shares" means the shares of Common Stock issued or issuable upon conversion of, in lieu of cash payment of principal of, or interest on, as repayment of principal under, or otherwise pursuant to, this
Note in accordance with the terms hereof and the Purchase Agreement.

                  SECTION 2.        PAYMENTS OF PRINCIPAL AND INTEREST.

                  (a) INTEREST. The Company shall pay interest accruing on this Note (from the date hereof) on all principal outstanding, quarterly on the Quarterly Interest Payment Dates, commencing on October 1, 2003, in cash.

                  (b) PRINCIPAL. The entire Principal Amount of this Note, plus any and all default payments owing under the Transaction Documents but not previously paid, shall become due and payable on the Final Maturity Date. Any principal of this Note that is prepaid by the Company pursuant to Section 3 or converted by the Holder pursuant to Section 4 shall be applied to reduce the principal payable under this Section 2(b).

                  SECTION 3.  PREPAYMENT AT THE COMPANY'S OPTION.

                  (a) The Company shall have the right, subject to the conditions set forth below (the "Call Right"), to prepay all or any portion (in increments of $100,000) of this Note, in cash, at the applicable Call Amount.

                  (b) The Call Right may be exercised by the Company by delivering to the Holder an irrevocable, written notice (the "Call Notice"), which notice shall specify the date for the Company's prepayment of this Note (as the same may be extended as herein provided, the "Call Date"), which date shall be not less than 30 nor more than 40 days after the date the Call Notice is delivered to the Holder (the "Post-Notice Period").

                  (c) Notwithstanding the foregoing, the Company may not give a Call Notice or effect a prepayment pursuant to Section 3(a) above unless, at all times from the date that is 20 Trading Days prior to the date the Company gives such Call Notice to and including the applicable Call Date:

               (i) there is Effective Registration and it is expected that Effective Registration will continue for at least 20 Trading Days after the Call Date; and

               (ii) conversion by the Holder pursuant to Section 4 of the portions of this Note that is being called contemporaneously therewith would not cause the Holder's beneficial ownership of shares of Common Stock to exceed the limits set forth in Section 4(i)(A).

If such conversion would cause the Holder to exceed such beneficial ownership limitation, the prepayment of that portion of this Note the conversion of which would cause such beneficial ownership limitation to be exceeded shall be deferred until the date that is 20 Trading Days after the date the conversion thereof would not exceed such limitations, and this Note shall continue to accrue interest on the amount being called until the same is paid or converted pursuant to Section 4.

                  (d) If the Company gives a Call Notice, the Holder shall continue to have the right to convert the portion of this Note to which the Call Notice relates pursuant to Section 4 until the prepayment of such portion of this Note pursuant to this Section 3. A prepayment pursuant to this Section shall occur on the applicable Call Date. If the Company fails to pay the Call Amount in full on the applicable Call Date in immediately available funds, (i) the Company shall lose its right to prepay this Note by reason of such Call Notice or thereafter in accordance with this Section 3, and (ii) in addition to any other rights or remedies it may have, the Holder shall have the right to require the Company to repurchase this Note (or any portion hereof as selected by the Holder) at a price equal to the sum of 125% of the Principal Amount, plus accrued interest thereon to the date of such repurchase.

                  (e) Except as specifically provided herein, this Note may not be prepaid, redeemed or repurchased at the option of the Company prior to the applicable Repayment Dates.

                  SECTION 4. CONVERSION.

                  (a) CONVERSION RIGHT. Upon the terms and subject to the conditions hereof, the Holder shall have the right, at the Holder's option, to convert the outstanding Principal Amount and accrued and unpaid interest thereon, in whole at any time or in part from time to time, by delivering to the Company a duly executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice"), which may be transmitted by telephone line facsimile transmission. Notwithstanding anything to the contrary herein, this Note and the outstanding Principal Amount hereunder shall not be convertible into Common Stock at any time to the extent, and only to the extent, that such conversion at such time would result in the Holder exceeding the limitation contained in, or otherwise violating the provisions of, Section 4(i)(A) below.

                  (b) COMMON STOCK ISSUANCE UPON CONVERSION.

                           (i) CONVERSION PROCEDURES. Upon any conversion of this Note pursuant to Section 4(a) above, the outstanding Principal Amount being converted and accrued and unpaid interest thereon to the applicable Conversion Date shall be converted into such number of fully paid, validly issued and non-assessable shares of Common Stock, free of any liens, claims and encumbrances, as is determined by dividing the outstanding Principal Amount being converted and accrued and unpaid interest thereon to the applicable Conversion Date by the then applicable Conversion Price. The date of any Conversion Notice hereunder shall be referred to herein as the "Conversion Date". If a conversion under this Note cannot be effected in full for any reason, or if the Holder is converting less than all of the outstanding Principal Amount hereunder pursuant to a Conversion Notice, the Company shall, upon request of the Holder, promptly deliver to the Holder (but no later than five Trading Days after the surrender of this Note to the Company) a new Note having a Principal Amount equal to the amount of such outstanding Principal Amount as has not been converted. The Holder shall not be required physically to surrender this Note to the Company upon any conversion unless the full outstanding Principal Amount of this Note is being converted or repaid. The Holder and the Company shall maintain records showing the outstanding Principal Amount so converted and repaid and the dates of such conversions or repayments or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion or repayment. The Holder agrees that, if the outstanding Principal Amount of this Note is less than the Principal Amount stated on the face of this Note, the Holder will not voluntarily transfer this Note at any time when no Event of Default has occurred and is continuing without first surrendering this Note to the Company for issuance, without charge to the Holder, of a replacement instrument that reflects the outstanding Principal Amount of this Note. The Company will deliver such replacement instrument to the Holder as promptly as practical, but in no event later than three Trading Days, after surrender by the Holder.

                           (ii) STOCK CERTIFICATES OR DWAC. The Company will deliver to the Holder not later than five (5) Trading Days after a particular Conversion Date, a certificate or certificates, which shall be free of restrictive legends and trading restrictions (except to the extent permitted under Section 6.12 of the Purchase Agreement), for the number of shares of Common Stock issuable upon such conversion of this Note. In lieu of delivering physical certificates for the shares of Common Stock issuable upon any conversion of this Note, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent electronically to transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder's (or such designee's) broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply). If in the case of any conversion hereunder, such shares are not delivered to or as directed by the Holder by the third Trading Day after the applicable Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such shares, to rescind such conversion, in which event the Company shall immediately return this Note to the Holder if the Holder has tendered it to the Company in connection with such conversion. If the Holder notifies the Company that the Holder has not received such shares (free of any restrictions on transfer or legends except as permitted by Section 6.12 of the Purchase Agreement) within three Trading Days after a particular Conversion Date (each, a "Holder Share Notice") and the Holder does not receive such shares (free of any restrictions on transfer or legends except as permitted by Section 6.12 of the Purchase Agreement) within two Trading Days after giving such Holder Share Notice, then, in addition to any other liability the Company may have, the Company shall pay to the Holder, in cash, an amount, computed at the rate of 2% of the outstanding Principal Amount per month, for the period such failure continues (the "Conversion Delay Payments"), without duplication of any amount payable to the Holder pursuant to clause (F) of Section 2(c)(i) of the Registration Rights Agreement. A Holder Share Notice may be given by telephone or e-mail to the Company's Chief Financial Officer or General Counsel. The Company's obligation to issue and deliver such shares of Common Stock upon conversion of this Note shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, of any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such exercise.

                           (iii) LIABILITY FOR LATE DELIVERY; FORCE MAJEURE. If in any case the Company shall fail to issue and deliver the shares of Common Stock to the Holder pursuant to this Note on the due date therefor, in addition to any other liabilities the Company may have hereunder and under applicable law (A) the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses, including, without limitation, reasonable fees and expenses of legal counsel, incurred by the Holder as a result of such failure, so long as the Holder shall have given the Company a Holder Share Notice with respect to such shares of Common Stock, (B) if as a result of such failure the Holder shall suffer any direct damages or liabilities from such failure (including, without limitation, margin interest and the cost of purchasing securities to cover a sale (whether by the Holder or the Holder's securities broker) or borrowing of shares of Common Stock by the Holder for purposes of settling any trade involving a sale of shares of Common Stock made by the Holder during the period beginning on the Issuance Date and ending on the date the Company delivers or causes to be delivered to the Holder such shares of Common Stock), then the Company shall upon demand of the Holder pay to the Holder an amount equal to the actual, direct out-of-pocket damages and liabilities suffered by the Holder by reason thereof which the Holder documents to the reasonable satisfaction of the Company, so long as the Holder shall have given the Company a Holder Share Notice with respect to such shares of Common Stock, and (C) the Holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing), given at any time prior to delivery to the Holder of the shares of Common Stock issuable in connection with any exercise of the Holder's rights by reason of which such shares are deliverable, rescind such exercise in whole or in part, in which case the Holder shall thereafter be entitled to exercise its rights with respect to that portion of this Note as to which such exercise is so rescinded and to exercise its other rights and remedies with respect to such failure by the Company. Notwithstanding the foregoing and Section 4(b)(ii), (x) the Company shall not be liable to the Holder under clauses (A) and (B) of the immediately preceding sentence or (y) for Conversion Delay Payments, in either such case of the preceding clause (x) or (y) to the extent the failure of the Company to deliver or to cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Company (it being understood that the action or failure to act of the Company's Transfer Agent shall not be deemed an event outside the control of the Company except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of such Transfer Agent or the bankruptcy, liquidation or reorganization of such Transfer Agent under any bankruptcy, insolvency or other similar law). The Holder shall notify the Company in writing (or by telephone conversation, confirmed in writing) as promptly as practicable following the third Trading Day after the due date for delivery to it of shares of Common Stock under this Note if the Holder becomes aware that such shares of Common Stock so issuable have not been received as provided herein, but any failure so to give such notice shall not affect the Holder's rights under this Note or otherwise. If pursuant to this Section 4(b)(iii) the Company is relieved of its obligation to make Conversion Delay Payments, then the Principal Amount of this Note for which a Conversion Notice has been given and for which the Company has not issued the shares of Common Stock within the period provided in Section 4(b)(ii) shall continue to bear interest at the applicable rate provided in this Note from the applicable Conversion Date to the date the Company so issues such shares of Common Stock.

                  (c)      CONVERSION PRICE ADJUSTMENTS.

                           (i) STOCK DIVIDENDS, SPLITS AND COMBINATIONS. If the Company or any of its subsidiaries, at any time while this Note is outstanding, shall (A) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including Common Stock Equivalents) in shares of Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 4(c)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                           (ii) DISTRIBUTIONS. Neither the Company nor any of its subsidiaries, at any time this Note is outstanding, shall distribute to all or substantially all holders of Common Stock (a) evidences of its indebtedness or (b) assets or (c) cash or (d) rights (other than rights issued pursuant to a shareholder rights plan adopted for the benefit of stockholders generally, the rights under which are attached to shares of Common Stock until a trigger event such as a tender offer, change of control, accumulation of a specified percentage of the outstanding shares of Common Stock or similar events) or (e) warrants to subscribe for or purchase any security of the Company or any of its subsidiaries (excluding those referred to in Section 4(c)(i) above) without obtaining the prior written consent of the Holder.

                         (iii) ADJUSTMENT FOR CERTAIN ISSUANCES.

                           (A) If at any time or from time to time the Company issues shares of Common Stock or Common Stock Equivalents (collectively, the "Newly Issued Shares") at a price per share at which the Company sells such shares of Common Stock or the price per share at which the holders of such Common Stock Equivalents are entitled to acquire shares of Common Stock upon conversion or exercise thereof which is less than or equal to the lower of (x) $1.75 per share (such price to be subject to equitable adjustment for stock splits, stock dividends, reverse stock splits and recapitalizations), and (y) the Conversion Price in effect at the time of such issuance, then following such issuance the Conversion Price shall be reduced to the price per share that equals:

                         (i) the lower of the amounts specified in the
                    immediately preceding clauses (x) and (y) of this Section 4(c)(iii)

                  minus

                         (ii) an amount equal to 50 percent of (a) the lower of
                    the amounts specified in the preceding clauses (x) and (y) of this Section 4(c)(iii) minus (b) the price per share (or weighted average price per share, if such shares are issued, or such Common Stock Equivalents may be converted or exercised, at different prices) at which such shares of Common Stock are issued or at which such Common Stock Equivalents may be exercised.

         For example, if the Company hereafter issues shares of Common Stock at a per share purchase price of $1.50, and the Conversion Price in effect at the time of such issuance is $2.00, then following such issuance the Conversion Price would be reduced to $1.625 ($1.75 minus 50% of [$1.75 minus $1.50]).

         The provisions of this Section 4(c)(iii) shall be applicable to successive issuances of Common Stock and Common Stock Equivalents.

                           (B) Notwithstanding the foregoing, no adjustment shall be made under this Section 4(c)(iii) by reason of:

                           (1) the issuance by the Company of shares of Common Stock pro rata to all holders of the Common Stock so long as (i) any adjustment required by Section 4(c)(i) is made and (ii) the Company shall have given notice thereof to the Holder pursuant to Section 4(c)(vii);

                           (2) the issuance by the Company of this Note and the Warrant pursuant to the Purchase Agreement or the issuance by the Company of shares of Common Stock upon conversion of this Note in accordance with its terms or upon exercise of the Warrant in accordance with its terms; or

                           (3) the issuance by the Company of Common Stock or options to purchase Common Stock to employees, directors and consultants (or the exercise of such options by employees, directors and consultants) under the Company's non-qualified and incentive stock option plans existing as of the date hereof, as amended from time to time hereafter or any other stock compensation plan duly adopted by the Board of Directors.

For the purposes of the adjustments in this Section 4(c)(iii), in the case of the issuance of any Common Stock Equivalents, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Common Stock Equivalents shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Common Stock Equivalents.

                  (iv) ROUNDING OF ADJUSTMENTS. All calculations under this
Section 4 or Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                  (v) NOTICE OF ADJUSTMENTS. Whenever the Conversion Price is adjusted pursuant to Section 4(c)(i), (ii) or (iii) above, the Company shall promptly deliver to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that any failure to so provide such notice shall not affect the automatic adjustment hereunder.

                  (vi) CHANGE IN CONTROL TRANSACTIONS. In case of any Change in Control Transaction, the Holder shall have the right thereafter, at its option,
(A) to convert this Note, in whole or in part, at the then applicable Conversion Price into the shares of stock and other securities, cash and/or property receivable upon or deemed to be held by holders of Common Stock following such Change in Control Transaction, and the Holder shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which this Note could have been converted immediately prior to such Change in Control Transaction would have been entitled if such conversion were permitted (determined without regard to any limitations contained in Section 4(i) hereof or equivalent provisions in the other Transaction Documents), subject to such further applicable adjustments set forth in this Section 4, or (B) to require the Company or its successor to redeem this Note, in whole or in part, at a redemption price equal to 125% of the outstanding Principal Amount being redeemed, plus accrued interest thereon. The terms of any such Change in Control Transaction shall include such terms so as to continue to give to the Holder the right to receive the amount of securities, cash and/or property upon any conversion or redemption following such Change in Control Transaction to which a holder of the number of shares of Common Stock deliverable upon conversion of this Note immediately prior to such Change in Control Transaction would have been entitled to receive in such Change in Control Transaction and if such Holder had continued to hold such securities, cash and/or property until the date of such conversion or redemption, and interest payable hereunder after such Change in Control Transaction shall be paid in cash or such new securities and/or property, at the Holder's option. This provision shall similarly apply to successive reclassifications, consolidations, mergers, amalgamations, sales, transfers or share exchanges.

                  (VII)    NOTICE OF CERTAIN EVENTS.  If:

                           A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                           B.       the Company shall declare a special
                                    nonrecurring cash dividend on or a tender offer for, offer to purchase or redemption of its Common Stock; or

                           C. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of
                                    any rights; or

                           D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation, amalgamation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

                           E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; or

                           F. there exists an agreement to which the Company is a party or by which it is bound providing for a Change in Control Transaction, or a Change in Control Transaction has occurred;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at its last address as it shall appear upon the books of the Company, on or prior to the date notice of such matter to the Company's stockholders generally is given, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, tender offer, offer to purchase, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, tender offer, offer to purchase, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, amalgamation, merger, sale, transfer, share exchange or Change in Control Transaction is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, amalgamation, merger, sale, transfer, share exchange or Change in Control Transaction.

                  (d) RESERVATION AND ISSUANCE OF UNDERLYING SECURITIES. The Company covenants that it will at all times reserve from its authorized and unissued Common Stock a sufficient number of shares solely for the purpose of issuance upon conversion in full of this Note and exercise in full of the Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement and taking into account the adjustments under this Section 4, but determined without regard to any ownership limitations contained in this Note, the Warrant or the Purchase Agreement). The Company represents, warrants and covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, and nonassessable.

                  (e) NO FRACTIONS. Upon a conversion hereunder the Company shall not be required to issue stock certificates for a fraction of a share of Common Stock, but may if otherwise permitted, make a cash payment in respect of any fraction of a share based on the closing price of a share of Common Stock at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the fraction of a share, one whole share of Common Stock.

                  (f) CHARGES, TAXES AND EXPENSES. Issuance of shares of Common Stock upon the conversion of this Note shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company, and such shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, the applicable Conversion Notice, when given for such conversion shall be accompanied or followed by an assignment form for the applicable portion of this Note or such shares, as the case may be; and provided further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any such transfer.

                  (g) CANCELLATION. After the entire Principal Amount (including accrued but unpaid interest and default payments at any time owed on this Note) has been paid in full or converted into Common Stock, this Note shall automatically be deemed canceled and the Holder shall promptly surrender this Note to the Company at the Company's principal executive offices; provided, however, that the failure to surrender this Note shall not delay or limit such cancellation.

                  (h) NOTICE PROCEDURES. Any and all notices or other communications or deliveries to be provided by the Holder under this Note, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in, or provided pursuant to, the Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally,
(ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Central Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Central Time) or on a day that is not a Business Day or (iii) upon receipt, when deposited with a nationally recognized overnight courier service.

                  (i)      9.9% LIMITATIONS.

                           (A) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that the Holder shall have the right to acquire upon conversion of this Note shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by the Holder (other than by virtue of the ownership of securities or rights to acquire securities (including this Note and the Warrant) that have limitations on the Holder's right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the Holder's "affiliates" at such time (as defined in Rule 144 of the Securities Act) (the "Aggregation Parties") that would be aggregated for purposes of determining whether a group exists or for purposes of determining the Holder's beneficial ownership, in either such case for purposes of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder, would result in beneficial ownership by the Holder or such group of more than 9.9% of the outstanding shares of Common Stock (the "Restricted Ownership Percentage"). The Holder shall have the right at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company in the event and only to the extent that Section 16 of the Exchange Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage limitation thereunder from 10%. If at any time the limits in this Section 4(i) make this Note inconvertible in whole or in part, the Company shall not by reason thereof be relieved of its obligation to issue shares of Common Stock at any time or from time to time thereafter as shares of Common Stock may be issued in compliance with such restrictions.

                           (B) For purposes of this Section 4(i), in determining the number of outstanding shares of Common Stock at any time, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's then most recent Form 10-Q, Form 10-K or other public filing with the SEC, as the case may be, (2) a public announcement by the Company that is later than any such filing referred to in the preceding clause (1), or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of Common Stock Equivalents, including this Note and the Warrant, by the Holder or its Aggregation Parties, in each such case subsequent to, the date as of which such number of outstanding shares of Common Stock was reported.

                  SECTION 5. DEFAULTS AND REMEDIES.

                  (a) EVENTS OF DEFAULT. An "Event of Default" is: (i) a failure to pay any Principal Amount or accrued but unpaid interest thereon of this Note on the date such payment is due (to the extent such principal and/or amount has not been converted into Common Stock in accordance with the terms hereof), which failure continues for two Business Days after written notice of such non-payment has been received by the Company from the Holder; (ii) a failure timely to issue Underlying Shares upon and in accordance with terms hereof, which failure continues for ten Business Days after the Company has received written notice from the Holder informing the Company that it has failed to issue shares or deliver stock certificates prior to the fifth Business Day following the applicable Conversion Date; (iii) failure by the Company for twenty (20) days after written notice has been received by the Company from the Holder to comply with any material provision (other than as provided in the immediately preceding clauses (i) and (ii)) of any of this Note, the Purchase Agreement, the Registration Rights Agreement, the Warrant or any other agreement or instrument of the Company or between the Company and the Holder relating thereto (including, without limitation the failure to redeem this Note upon the Holder's request following a Change in Control Transaction pursuant to Section 4(c)(vi));
(iv) a material breach by the Company of its representations or warranties in this Note, the Purchase Agreement, Registration Rights Agreement or the Warrant;
(v) any default after any cure period under, or acceleration prior to maturity of, any note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company for in excess of $1 million, or for money borrowed the repayment of which is guaranteed by the Company for in excess of $1 million, whether such indebtedness or guarantee now exists or shall be created hereafter;
(vi) if the Company is subject to any Bankruptcy Event; (vii) if (x) the Company fails to obtain the stockholder approval contemplated by Section 6.1(a) of the Purchase Agreement as and when required thereby, (y) under the rules of Nasdaq the 20% Cap is applicable to the Company's issuance of shares of Common Stock upon conversion of and issuance of shares of Common Stock upon exercise of the Warrant without such stockholder approval, and (z) the Company is unable to issue additional shares of Common Stock upon conversion of this Note within the 20% Cap; or (viii) if the Registration Statement required by Section 2(a)(i) of the Registration Rights Agreement is not declared effective by the SEC within one hundred and twenty (120) days following the Closing Date, or the Registration Statement required by Section 2(a)(ii) of the Registration Rights Agreement is not declared effective by the SEC within one hundred and twenty
(120) days following demand of the Holder pursuant to the Registration Rights Agreement.

                  (b) REMEDIES. If an Event of Default occurs and is continuing, the Holder may declare all of the then outstanding Principal Amount of this Note, and any accrued and unpaid interest thereon, to be due and payable immediately in cash, except that in the case of an Event of Default arising from events described in clauses (v) and (vi) of Section 5(a), this Note shall become automatically due and payable without further action or notice, and the Holder may exercise all other rights and remedies available at law or in equity. In the event of such acceleration, the amount due and owing to the Holder shall be 125% of the outstanding Principal Amount of this Note (plus all accrued and unpaid interest, if any). In any event the Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within one Business Day after such acceleration. The remedies under this Note shall be cumulative.

                  SECTION 6. CERTAIN COVENANTS; GENERAL.

                  (A) RULE 144A INFORMATION REQUIREMENT. Within the period prior to the expiration of the holding period applicable to sales hereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to the Holder and any prospective purchaser of this Note from the Holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of the Holder and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell this Note without registration under the Securities Act within the limitations of the exemption provided by Rule 144A, as Rule 144A may be amended from time to time. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

                  (B) PAYMENT OF EXPENSES. The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in seeking to enforce this Note.

                  (C) SAVINGS CLAUSE. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

                  (d) AMENDMENT. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and Holder.

                  (e) ASSIGNMENT, ETC. The Holder may assign or transfer this Note, subject to compliance with applicable securities laws, without the consent of the Company, except that the Holder may not assign or transfer this Note to a Person who is a business competitor of the Company in any significant respect without the Company's prior written consent, which the Company may withhold in its sole discretion. The Holder shall notify the Company of any such assignment or transfer promptly. The Company may not assign its rights or obligations under this Note. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

                  (f) NO WAIVER. No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

                  (g) GOVERNING LAW; JURISDICTION.

                           (i) Governing Law. THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

                           (ii) JURISDICTION. The Company irrevocably submits to the exclusive jurisdiction of any State or Federal Court sitting in the State of Texas, County of Dallas (such consent shall not be deemed a general consent to jurisdiction and service for any third party) over any suit, action, or proceeding arising out of or relating to this Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

                           The Company agrees that the service of process upon it mailed by certified or registered mail (and service so made shall be deemed complete five Business Days after the same has been posted as aforesaid) by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                           (iii) NO JURY TRIAL. The Company knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Note.

                  (i) REPLACEMENT NOTES. This Note may be exchanged by Holder at any time and from time to time for a Note or Notes with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same. No service charge will be made for such registration or exchange. In the event that Holder notifies the Company that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note (except for registration number and Principal Amount, if different than that shown on the original Note), shall be issued to the Holder, without requirement for any surety bond, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with this Note.


                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the day and in the year first above written.


                                       BIOGENTECH CORP.



                                       By: Chaslav Radovich
                                           ------------------------------------
                                       Name:  Chaslav Radovich
                                       Title: CEO and President

                                   ASSIGNMENT

                  For value received hereby sell(s), assign(s) and transfer(s) unto (Please insert social security or other Taxpayer Identification Number of assignee: ) the within Note, and hereby irrevocably constitutes and appoints attorney to transfer the said Note on the books of Biogentech Corp., a Nevada corporation (the "Company"), with full power of substitution in the premises.

                  In connection with any transfer of the Note within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Note is being transferred:

         [  ]        To the Company or a subsidiary thereof; or

         [  ]        To a QIB pursuant to and in compliance with Rule 144A; or

         [  ]        To an "accredited investor" pursuant to and in compliance
                     with  the Securities Act; or

         [  ]        Pursuant to and in compliance with Rule 144 under the
Securities Act;

and unless the box below is checked, the undersigned confirms that, to the knowledge of the undersigned, such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

         [  ]        The transferee is an Affiliate of the Company.

                  Capitalized terms used in this Assignment and not defined in this Assignment shall have the respective meanings provided in the Note.

Dated:                              NAME:
      ---------                          ----------------------------



                                    ---------------------------------
                                    Signature(s)

                                    EXHIBIT A

                            FORM OF CONVERSION NOTICE

(To be executed by the Holder in order
to convert 8% Convertible Note Due 2006)

         Re:      8% Convertible Note Due 2006 issued by BIOGENTECH CORP.
identified below (the "Note")

The undersigned hereby elects to convert the outstanding Principal Amount (as defined in the Note) indicated below of the Note into shares of Common Stock, of BIOGENTECH CORP., a Nevada corporation (the "Company") according to the terms hereof and of the Note, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. The undersigned represents as of the date hereof that, after giving effect to the conversion of the Note pursuant to this Conversion Notice, the undersigned will not exceed the "Restricted Ownership Percentage" contained in Section 4(i)(A) of the Note.

Conversion information:
                            ----------------------------------------------
                            Note Number


                            ----------------------------------------------
                            Conversion Date


                            ----------------------------------------------
                            Principal Amount of Note Being Converted


                            ----------------------------------------------
                            Number of Shares of Common Stock to Be Issued


                            ----------------------------------------------
                            Applicable Conversion Price


                            ----------------------------------------------
                            Signature


                            ----------------------------------------------
                            Name

                            ----------------------------------------------
                            Address


                                      A-1




                                                                      Exhibit B
                                                                         to
                                                                      Purchase
                                                                      Agreement

NEITHER THIS WARRANT NOR ISSUANCE OF THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF TO THE HOLDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER.

THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 23.


No. W-1                  Right to  Purchase 90,000 Shares of Common Stock of
                         Biogentech Corp.


                                BIOGENTECH CORP.

                          Common Stock Purchase Warrant


                  BIOGENTECH CORP., a Nevada corporation, hereby certifies that, for value received, GRYPHON MASTER FUND, L.P. or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m., Dallas, Texas time, on the Expiration Date (such capitalized term and all other capitalized terms used herein having the respective meanings provided herein), 90,000 fully paid and nonassessable shares of Common Stock at a purchase price per share equal to the Purchase Price. The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

                  1. DEFINITIONS.

                  (a) As used in this Warrant, the term "Holder" shall have the meaning assigned to such term in the first paragraph of this Warrant.

                  (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Warrant.

                  (c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Aggregate Purchase Price" means at any time an amount equal to the product obtained by multiplying (x) the Purchase Price times (y) the number of shares of Common Stock for which this Warrant may be exercised at such time.

                  "Aggregation Parties" shall have the meaning provided in
         Section 2(c).

                  "Board of Directors" means the Board of Directors of the Company.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of Dallas are authorized or required by law or executive order to remain closed.

                  "Common Stock" includes the Company's Common Stock, par value $.001 per share, (and any purchase rights issued with respect to the Common Stock in the future) as authorized on the date hereof, and any other securities into which or for which the Common Stock (and any such rights issued with respect to the Common Stock) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Company or any other Person which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock.

                  "Common Stock Equivalents" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

                  "Company" shall include Biogentech Corp., a Nevada corporation, and any corporation that shall succeed to or assume the obligations of Biogentech Corp. hereunder in accordance with the terms hereof.

                  "Current Fair Market Value" means when used with respect to the Common Stock as of a specified date with respect to each share of Common Stock, the average of the closing prices of the Common Stock sold on all securities exchanges (including the Nasdaq and the Nasdaq SmallCap) on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 p.m., New York City time, or, if on such day the Common Stock is not quoted in the Nasdaq System, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of ten Trading Days consisting of the day as of which the Current Fair Market Value of Common Stock is being determined (or if such day is not a Trading Day, the Trading Day next preceding such day) and the nine consecutive Trading Days prior to such day. If on the date for which Current Fair Market Value is to be determined the Common Stock is not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, the Current Fair Market Value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not an employee or director of the Company at the time of determination) in an arms'-length transaction for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors.

                  "Expiration Date" means September 8, 2006.

                  "Gryphon" means Gryphon Master Fund, L.P., a Bermuda limited partnership.

                  "Holder Share Notice" shall have the meaning provided in
         Section 3(a).

                  "Issuance Date" means the date of original issuance of this Warrant or its predecessor instrument.

                  "Nasdaq" means the Nasdaq National Market.

                  "Nasdaq SmallCap" means the Nasdaq SmallCap Market.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "1933 Act" means the Securities Act of 1933, as amended.

                  "Note" means the 8% Convertible Note due 2006 issued by the Company pursuant to the Purchase Agreement.

                  "Other Securities" means any stock (other than Common Stock) and other securities of the Company or any other Person which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5.

                  "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

                  "Purchase Agreement" means the Purchase Agreement, dated as of September 8, 2003, by and between the Company and Gryphon.

                  "Purchase Price" means $2.88, subject to adjustment as provided in this Warrant.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of September 8, 2003, by and between the Company and Gryphon.

                  "Registration Statement" shall have the meaning provided in the Registration Rights Agreement.

                  "Restricted Ownership Percentage" shall have the meaning provided in Section 2(c).

                  "Restricted Securities" means securities that are not eligible for resale pursuant to Rule 144(k) under the 1933 Act (or any successor provision).

                  "Reorganization Event" means the occurrence of any one or more of the following events:

                           (i) any consolidation, merger or similar transaction
                  of the Company or any Subsidiary with or into another entity (other than a merger or consolidation or similar transaction of a Subsidiary into the Company or a wholly-owned Subsidiary); or the sale or transfer of all or substantially all of the assets of the Company and the Subsidiaries in a single transaction or a series of related transactions; or

                           (ii) the occurrence of any transaction or event in
                  connection with which all or substantially all the Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive securities of any other Person (whether by means of a Tender Offer, liquidation, consolidation, merger, share exchange, combination, reclassification, recapitalization, or otherwise); or

                           (iii) the acquisition by a Person or group of Persons
                  acting in concert as a partnership, limited partnership, syndicate or group, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, of beneficial ownership of securities of the Company representing 50% or more of the combined voting power of the outstanding voting securities of the Company ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors.

                  "Rule 144A" means Rule 144A as promulgated under the 1933 Act.

                  "SEC" means the Securities and Exchange Commission.

                  "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Company.

                  "Tender Offer" means a tender offer, exchange offer or other offer by the Company to repurchase outstanding shares of its capital stock.

                  "Trading Day" means a day on whichever of the OTC Bulletin Board, any national securities exchange, the Nasdaq or the Nasdaq SmallCap, which then constitutes the principal securities market for the Common Stock, is open for general trading.

                  2. EXERCISE OF WARRANT.

                  (a) EXERCISE. This Warrant may be exercised by the Holder in whole at any time or in part from time to time on or before the Expiration Date by (x) surrendering this Warrant to the Company, (y) giving a subscription form in the form of Exhibit 1 to this Warrant (duly executed by the Holder) to the Company, and (z) making payment, in cash or by certified or official bank check payable to the order of the Company, or by wire transfer of funds to the account of the Company, in any such case, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Purchase Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised. The subscription form may be surrendered by telephone line facsimile transmission to such telephone number for the Company as shall have been specified in writing to the Holder by the Company; provided, however, that if the subscription form is given to the Company by telephone line facsimile transmission the Holder shall send an original of such subscription form to the Company within ten Business Days after such subscription form is so given to the Company; provided further, however, that any failure or delay on the part of the Holder in giving such original of any subscription form shall not affect the validity or the date on which such subscription form is so given by telephone line facsimile transmission.

                  (b) NET EXERCISE. The Holder may elect to exercise this Warrant, in whole at any time or in part from time to time, by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of the subscription form annexed hereto (duly executed by the Holder) to the Company (followed by surrender of this Warrant to the Company within three Trading Days after surrender of such subscription form), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                                     X = Y x (A - B)
                                                         -----------
                                                              A

where,

           X = the number of shares of Common Stock to be issued to the Holder

           Y = the number of shares of Common Stock as to which this Warrant is to be exercised

           A =      the Current Fair Market Value of one share of
                    Common Stock calculated as of the last Trading Day immediately preceding the exercise of this Warrant

           B =      the Purchase Price

           (c)      9.9% LIMITATION.

                  (1) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon exercise pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by the Holder (other than by virtue of the ownership of securities or rights to acquire securities (including the Note and this Warrant) that have limitations on the Holder's right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the Holder's Affiliates (the "Aggregation Parties") that would be aggregated for purposes of determining whether a group exists or for purposes of determining the Holder's beneficial ownership, in either such case for purposes of Section 13(d) of the 1934 Act and Regulation 13D-G thereunder, would result in beneficial ownership by the Holder or such group of more than 9.9% of the outstanding shares of the Common Stock (the "Restricted Ownership Percentage"). The Holder shall have the right (x) at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company in the event and only to the extent that Section 16 of the 1934 Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder from 10%, (y) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the happening of any Change in Control Transaction (as defined in the Note), and (z) by written instrument delivered to the Company to irrevocably waive its rights under the immediately preceding clause (y). If at any time the limits in this
Section 2(c) make this Warrant unexercisable in whole or in part, the Company shall not by reason thereof be relieved of its obligation to issue shares of Common Stock at any time or from time to time thereafter as shares of Common Stock may be issued in compliance with such restrictions.

                  (2) For purposes of this Section 2(c), in determining the number of outstanding shares of Common Stock at any time the Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's then most recent Form 10-Q, Form 10-K or other public filing with the SEC, as the case may be, (B) a public announcement by the Company that is later than any such filing referred to in the preceding clause (A), or (C) any other notice by the Company or its transfer agent setting forth the number shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of Common Stock Equivalents, including, without limitation, the Note and the Warrant, by the Holder or its Aggregation Parties, in each such case subsequent to the date as of which such number of outstanding shares of Common Stock was reported.

                  3. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. (a) As soon as practicable after the exercise of this Warrant and in any event within five Trading Days thereafter, upon the terms and subject to the conditions of this Warrant, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, in such denominations as may be requested by the Holder, which certificate or certificates shall be free of restrictive and trading legends (except to the extent permitted under Section 6.12 of the Purchase Agreement), plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Current Fair Market Value of one full share of Common Stock, together with any other stock or Other Securities or any property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 2 or otherwise. In lieu of delivering physical certificates for the shares of Common Stock or (Other Securities) issuable upon any exercise of this Warrant, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities

Transfer ("FAST") program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent electronically to transmit such shares of Common Stock (or Other Securities) issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder's (or such designee's) broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply). The Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock (or Other Securities) or payment of cash upon exercise of this Warrant (other than income taxes imposed on the Holder). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant or payment of cash to any Person other than the Holder, and in case of such transfer or payment the Company shall not be required to deliver any certificate for shares of Common Stock (or Other Securities) upon such exercise or pay any cash until such tax or charge has been paid or it has been established to the Company's reasonable satisfaction that no such tax or charge is due. If the Holder notifies the Company that the Holder has not received such shares of Common Stock (or Other Securities) (a "Holder Share Notice") and the Company fails to deliver or cause to be delivered to the Holder such shares of Common Stock (or Other Securities) pursuant to this
Section 3(a) (free of any restrictions on transfer or legends except to the extent permitted under Section 6.12 of the Purchase Agreement) in accordance herewith, within one Trading Day after the date the Holder gives such Holder Share Notice, then, in addition to any other liability the Company may have, the Company shall pay to the Holder, in cash, an amount, computed at the rate of 2% per month of the Current Fair Market Value of the shares of Common Stock (or Other Securities) not timely delivered by the Company, for the period such failure continues (the "Exercise Delay Payments"), without duplication of any amount payable to the Holder pursuant to clause (F) of Section 2(c)(i) of the Registration Rights Agreement, with each change in the Current Fair Market Value during such period being given effect. A Holder Share Notice may be given by telephone or e-mail to the Company's Chief Financial Officer or General Counsel. Upon exercise of this Warrant as provided herein, the Company's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such exercise.

                  (b) If in any case the Company shall fail to issue and deliver or cause to be delivered the shares of Common Stock to the Holder in connection with a particular exercise of this Warrant within one Trading Day after the Holder gives a Holder Share Notice to the Company, in addition to any other liabilities the Company may have hereunder and under applicable law, (A) the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses, including, without limitation, reasonable fees and expenses of legal counsel, incurred by the Holder as a result of such failure; (B) if as a result of such failure the Holder shall suffer any direct damages or liabilities from such failure (including, without limitation, margin interest and the cost of purchasing securities to cover a sale (whether by the Holder or the Holder's securities broker) or borrowing of shares of Common Stock by the Holder for purposes of settling any trade involving a sale of shares of Common Stock made by the Holder during the period beginning on the Issuance Date and ending on the date the Company delivers or causes to be delivered to the Holder such shares of Common Stock), then, in addition to any amounts payable pursuant to Section 3(a), the Company shall upon demand of the Holder pay to the Holder an amount equal to the actual, direct, demonstrable out-of-pocket damages and liabilities suffered by the Holder by reason thereof which the Holder documents to the reasonable satisfaction of the Company, and (C) the Holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing), given at any time prior to delivery to the Holder of the shares of Common Stock issuable in connection with such exercise of the Holder's right, rescind such exercise and the subscription form relating thereto, in which case the Holder shall thereafter be entitled to exercise that portion of this Warrant as to which such exercise is so rescinded and to exercise its other rights and remedies with respect to such failure by the Company. Notwithstanding the foregoing the Company shall not be liable to the Holder under clauses (A) or (B) of the immediately preceding sentence to the extent the failure of the Company to deliver or to cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Company (it being understood that the action or failure to act of the Company's Transfer Agent shall not be deemed an event outside the control of the Company except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of such Transfer Agent or the bankruptcy, liquidation or reorganization of such Transfer Agent under any bankruptcy, insolvency or other similar law). The Holder shall notify the Company in writing (or by telephone conversation, confirmed in writing) as promptly as practicable following the third Trading Day after the Holder exercises this Warrant if the Holder becomes aware that such shares of Common Stock so issuable have not been received as provided herein, but any failure so to give such notice shall not affect the Holder's rights under this Warrant or otherwise.

                  4. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; Reclassification, etc. In case at any time or from time to time on or after the Issuance Date, all holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

               (a) other or additional stock, rights, warrants or other securities or property (other than cash) by way of dividend, or

               (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

               (c) other or additional stock, rights, warrants or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than (i) additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 6) and (ii) rights or warrants to subscribe for Common Stock at less than the Current Fair Market Value (adjustments in respect of which are provided in Section 7), then and in each such case the Holder, on the exercise hereof as provided in Section 2, shall be entitled to receive the amount of stock, rights, warrants and Other Securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4) which the Holder would hold on the date of such exercise if on the date of such action specified in the preceding clauses (a) through (c) (or the record date therefor) the Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date thereof to and including the date of such exercise, retained such shares and all such other or additional stock, rights, warrants and Other Securities and property (including cash in the case referred to in subdivisions (b) and (c) of this Section 4) receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 5.

                  5. EXERCISE UPON A REORGANIZATION EVENT. In case of any Reorganization Event the Company shall, as a condition precedent to the consummation of the transactions constituting, or announced as, such Reorganization Event, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant (in lieu of the shares of Common Stock of the Company and Other Securities or property purchasable and receivable upon exercise of the rights represented hereby immediately prior to such Reorganization Event) to purchase the kind and amount of shares of stock and Other Securities and property (including cash) receivable upon such Reorganization Event by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such Reorganization Event. Any such provision shall include provisions for adjustments in respect of such shares of stock and Other Securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The provisions of this Section 5 shall apply to successive Reorganization Events.

                  6. ADJUSTMENT FOR CERTAIN EXTRAORDINARY EVENTS. If on or after the Issuance Date the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the Purchase Price in effect immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 6. The Holder shall thereafter, on the exercise hereof as provided in Section 2, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would be issuable on such exercise immediately prior to such issuance, subdivision or combination, as the case may be, by a fraction of which (i) the numerator is the Purchase Price in effect immediately prior to such issuance, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

                  7. ISSUANCE OF RIGHTS OR WARRANTS TO COMMON STOCKHOLDERS AT LESS THAN CURRENT FAIR MARKET VALUE. If the Company shall on or after the Issuance Date issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Fair Market Value on the record date fixed for the determination of stockholders entitled to receive such rights or warrants, then

                  (a) the Purchase Price shall be adjusted so that the same shall equal the price determined by multiplying the Purchase Price in effect at the opening of business on the day after such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Fair Market Value, and the denominator shall be the number of shares of Common Stock outstanding on the close of business on such record date plus the total number of additional shares of Common Stock so offered for subscription or purchase; and

                  (b) the number of shares of Common Stock which the Holder may thereafter purchase upon exercise of this Warrant at the opening of business on the day after such record date shall be increased to a number equal to the quotient obtained by dividing (x) the Aggregate Purchase Price in effect immediately prior to such adjustment in the Purchase Price pursuant to clause (a) of this Section 7 by (y) the Purchase Price in effect immediately after such adjustment in the Purchase Price pursuant to clause (a) of this Section 7.

Such adjustment shall become effective immediately after the opening of business on the day following the record date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Purchase Price shall be readjusted to the Purchase Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall be readjusted (subject to proportionate adjustment for any intervening exercises of this Warrant) to the number which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall again be adjusted (subject to proportionate adjustment for any intervening exercises of this Warrant) to be the number which would then be in effect if such record date had not been fixed. In determining whether any rights or warrants entitle the Holder to subscribe for or purchase shares of Common Stock at less than such Current Fair Market Value, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  8. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.
(a) If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger, statutory exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company, the successor or purchasing Person and each Person who has agreed to issue such stock or other securities or to transfer such other property or assets shall execute and deliver to the Holder a written agreement providing that (x) this Warrant shall thereafter entitle the Holder to purchase the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance, by the holder of a number of shares of Common Stock issuable upon exercise of this Warrant (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to exercise this Warrant) immediately prior to such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance, assuming such holder of Common Stock did not exercise such holder's rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 8 the kind and amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares), (y) in the case of any such successor or purchasing Person or any such Person who has agreed to issue such stock or other securities or to transfer such other property or assets, upon such consolidation, merger, statutory exchange, combination, sale or conveyance, such successor or purchasing Person or any such Person who has agreed to issue such stock or other securities or to transfer such other property or assets shall be jointly and severally liable with the Company for the performance of all of the Company's obligations under this Warrant, the Purchase Agreement and the Registration Rights Agreement, and (z) if registration or qualification is required under the 1933 Act or applicable state law for the public resale by the Holder of such shares of stock and Other Securities so issuable upon exercise of this Warrant, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, combination or sale. Such written agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. If, in the case of any such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance, the stock or other securities or other property or assets receivable thereupon by a holder of shares of Common Stock includes shares of stock, other securities other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

                  (b) The above provisions of this Section 8 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

                  (c) If this Section 8 applies to any event or occurrence,
Section 5 shall not apply to such event or occurrence.

                  9. TAX ADJUSTMENTS. The Company may make such reductions in the Purchase Price, in addition to those required by Sections 4, 5, 6 and 7, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  10. MINIMUM ADJUSTMENT. (a) No adjustment in the Purchase Price (and no related adjustment in the number of shares of Common Stock which may thereafter be purchased upon exercise of this Warrant) shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 10 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All such calculations under this Warrant shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                  (b) No adjustment need be made for a change in the par value of the Common Stock or from par value to no par value or from no par value to par value.

                  11. NOTICE OF ADJUSTMENTS. Whenever the Purchase Price is adjusted as herein provided, the Company shall promptly, but in no event later than five Trading Days thereafter, give a notice to the Holder setting forth the Purchase Price and number of shares of Common Stock which may be purchased upon exercise of this Warrant after such adjustment and setting forth a brief statement of the facts requiring such adjustment but which such statement shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                  12. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

                  13. NOTICE TO HOLDER PRIOR TO CERTAIN ACTIONS. In case on or after the Issuance Date:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock (other than in cash out of retained earnings); or

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                  (c) the Board of Directors shall authorize any reclassification of the Common Stock (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation or merger or other business combination transaction to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) there shall be pending the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall give the Holder, as promptly as possible but in any event at least ten Trading Days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record who shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up shall be determined. Such notice shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. In the case of any such action of which the Company gives such notice to the Holder or is required to give such notice to the Holder, the Holder shall be entitled to give a subscription form to exercise this Warrant in whole or in part that is contingent on the completion of such action.

                  14. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Common Stock (or Other Securities) to effect the full exercise of this Warrant and the exercise, conversion or exchange of all other Common Stock Equivalents from time to time outstanding (or Other Securities), and if at any time the number of authorized but unissued shares of Common Stock (or Other Securities) shall not be sufficient to effect such exercise, conversion or exchange, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock (or Other Securities) to such number as shall be sufficient for such purposes.

                  15. TRANSFER OF WARRANT. This Warrant shall inure to the benefit of the successors to and assigns of the Holder. The Holder may not assign or transfer this Warrant to a Person who is a business competitor of the Company without the Company's prior written consent, which the Company may withhold in its sole discretion. This Warrant and all rights hereunder, in whole or in part, are registrable at the office or agency of the Company referred to below by the Holder in Person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed accompanied by an assignment form in the form attached to this Warrant, or other customary form, duly executed by the transferring Holder.

                  16. REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder), a register in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the Person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

                  17. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 15, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

                  18. REPLACEMENT OF WARRANT. On receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (a) in the case of loss, theft or destruction, of indemnity from the Holder reasonably satisfactory in form to the Company (and without the requirement to post any bond or other security), or (b) in the case of mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder a new Warrant of like tenor without charge to the Holder.

                  19. WARRANT AGENT. The Company may, by written notice to the Holder, appoint the transfer agent and registrar for the Common Stock as the Company's agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 2, and the Company may, by written notice to the Holder, appoint an agent having an office in the United States of America for the purpose of exchanging this Warrant pursuant to Section 17, and replacing this Warrant pursuant to Section 18, or any of the foregoing, and thereafter any such exchange or replacement, as the case may be, shall be made at such office by such agent.

                  20. REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  21. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Common Stock (or Other Securities) purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

                  22. NOTICES, ETC. All notices and other communications from the Company to the Holder shall be in writing and delivered personally, by confirmed facsimile, by a nationally recognized overnight courier service or mailed by first class certified mail, postage prepaid, at such facsimile telephone number or address as may have been furnished to the Company in writing by the Holder or at such facsimile telephone number or the address shown for the Holder on the register of Warrants referred to in Section 16.

                  23. TRANSFER RESTRICTIONS. This Warrant has not been and is not being registered under the provisions of the 1933 Act or any state securities laws and this Warrant may not be transferred prior to the end of the holding period applicable to sales hereof under Rule 144(k) unless (1) the transferee is an "accredited investor" (as defined in Regulation D under the 1933 Act) or a QIB in a transfer that meets the requirements of Rule 144A, and
(2) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Warrant may be sold or transferred without registration under the 1933 Act. Prior to any such transfer, such transferee shall have represented in writing to the Company that such transferee has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company deemed relevant by such transferee; and that such transferee has been afforded the opportunity to ask questions of the Company concerning the foregoing and has had the opportunity to obtain and review the Registration Statement and the prospectus related thereto, each as amended or supplemented to the date of transfer to such transferee, and the reports and other information concerning the Company which at the time of such transfer have been filed by the Company with the SEC pursuant to the 1934 Act and which are incorporated by reference in such prospectus as of the date of such transfer. If such transfer is intended to assign the rights and obligations of the Holder the Purchase Agreement and the Registration Rights Agreement, such transfer shall otherwise be made in compliance with the applicable provisions of the Purchase Agreement and the Registration Rights Agreement.

                  24. RULE 144A INFORMATION REQUIREMENT. Within the period prior to the expiration of the holding period applicable to sales hereof under Rule 144(k) under the 1933 Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to
Section 13 or 15(d) under the 1934 Act, make available to the Holder and the holder of any shares of Common Stock issued upon exercise of this Warrant which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of this Warrant from the Holder, the information required pursuant to Rule 144A(d)(4) under the 1933 Act upon the request of the Holder and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell this Warrant without registration under the 1933 Act within the limitation of the exemption provided by Rule 144A, as Rule 144A may be amended from time to time. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

                  25. Legend. The provisions of Section 6.12 of the Purchase Agreement and the related definitions of capitalized terms used therein and defined in the Purchase Agreement are by this reference incorporated herein as if set forth in full at this place.

                  26. Amendment; Waiver. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                  27. Miscellaneous. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Nevada. The headings, captions and footers in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  28. Attorneys' Fees. In any litigation, arbitration or court proceeding between the Company and Holder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.


                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on its behalf by one of its officers thereunto duly authorized.


Dated:  September 8, 2003             BIOGENTECH CORP.



                                      By:   /s/ Chaslav Radovich
                                            -----------------------------------
                                      Name: Chaslav Radovich
                                      Title:CEO and President

                                   ASSIGNMENT

                  For value hereby sell(s), assign(s) and transfer(s) unto (Please insert social security or other Taxpayer Identification Number of assignee: ) the attached original, executed Warrant to purchase share of Common Stock of Biogentech Corp., a Nevada corporation (the "Company"), and hereby irrevocably constitutes and appoints attorney to transfer the Warrant on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the Warrant within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the 1933 Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the 1933 Act), the undersigned confirms that such Warrant is being transferred:

         [  ]        To the Company or a subsidiary thereof; or

         [  ]        To a QIB pursuant to and in compliance with Rule 144A; or

         [  ]        To an  "accredited  investor"  (as defined in  Regulation
                     D under the 1933 Act) pursuant
                     to and in compliance with the 1933 Act; or

         [  ]        Pursuant to and in compliance with Rule 144 under the 1933
                     Act;

and unless the box below is checked, the undersigned confirms that, to the knowledge of the undersigned, such Warrant is not being transferred to an "affiliate" (as defined in Rule 144 under the 1933 Act) of the Company.

         [  ]        The transferee is an affiliate of the Company.

                  Capitalized terms used in this Assignment and not defined in this Assignment shall have the respective meanings provided in the Warrant.



Dated:                                       NAME:
       ------------------------                  ------------------------------



                                             ----------------------------------
                                             Signature(s)

                                       1-2
                                                                       Exhibit 1

                              FORM OF SUBSCRIPTION

                                BIOGENTECH CORP.

                   (To be signed only on exercise of Warrant)

TO:      Biogentech Corp.
         2445 McCabe Way, Suite 150
         Irvine, California  92614

         Attention:  Chief Executive Officer

         Facsimile No.: (949) 757-0979

         1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to shares (the "Exercise Shares") of Common Stock, as defined in the Warrant, of Biogentech Corp., a Nevada corporation (the "Company").

         2.       The undersigned Holder (check one):

|_| (a) elects to pay the Aggregate Purchase Price for such shares of Common Stock (i) in lawful money of the United States or by the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $ , or (ii) by wire transfer of United States funds to the account of the Company in the amount of $ , which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company;

                  or

|_| (b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section 2(b) of the Warrant.

         3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other name(s) as is specified below:

         Name:
                  -------------------------------------------------------------

         Address:
                  -------------------------------------------------------------


                  -------------------------------------------------------------

         Social Security or Tax Identification Number (if any):





Dated:
       --------------                        ----------------------------------
                                             (Signature must conform to name
                                              of Holder as specified on the face
                                              of the Warrant)



                                             ----------------------------------
                                             (Address)

                                                                      Exhibit C
                                                                         to
                                                                       Purchase
                                                                      Agreement


                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 8, 2003 (this "Agreement"), by and between BIOGENTECH CORP., a Nevada corporation (the "Company"), and GRYPHON MASTER FUND, L.P., a Bermuda limited partnership ("Gryphon").

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, in connection with the Purchase Agreement (such capitalized term and all other capitalized terms used herein having the respective meanings provided herein), the Company has agreed to provide certain registration rights under the 1933 Act and applicable state securities laws with respect to the Registrable Securities issuable to Gryphon pursuant to the Purchase Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

                  1. DEFINITIONS.

                  (a) As used in this Agreement, the terms "Agreement", "Company" and "Gryphon" shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

                  (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

                  (c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Additional Registrable Securities" means any shares of Common Stock which are included within the definition of Registrable Securities but not included in any Registration Statement filed pursuant to Section 2(a)(i) below.

               "Allowed Delay" shall have the meaning provided in Section 2(c)(ii).

               "Approved Market" shall have the meaning provided in Section 2(c)(i).

               "Availability Date" shall have the meanings provided in Section 3(l).

               "Blackout Period" shall have the meaning provided in Section 2(c)(i).

               "Common Stock" means the Common Stock, par value $.001 per share, of the Company.

               "Conversion Price" shall have the meaning provided in the Note.

               "Initial Registrable Securities Amount" shall have the meaning provided in Section 2(a)(i).

                  "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities or Additional Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  "Purchase Agreement" means the Purchase Agreement, dated as of September 8, 2003, by and between the Company and Gryphon.

                  "Purchasers" means Gryphon and each subsequent holder of the Note, the Warrant, Registrable Securities or Additional Registrable Securities, or any portion thereof.

                  "register," "registered" and "registration" refer to a registration made by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

                  "Registrable Securities" means (i) the Underlying Shares, the Warrant Shares and the shares of Common Stock or other securities issued or issuable to each Purchaser or its permitted transferee or designee (a) upon conversion of the Note and upon exercise of the Warrant, or (b) upon any distribution with respect to, any exchange for or any replacement of the Note or the Warrant, or (c) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to such shares of Common Stock; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for, or in replacement of, the securities referred to in the preceding clauses.

               "Registration Date" shall have the meaning provided in Section 2(c)(i).

               "Registration Period" shall have the meaning provided in Section 3(a).

                  "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities or Additional Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  "SEC" means the U.S. Securities and Exchange Commission.

                  "Underlying Shares" means the shares of Common Stock issuable upon conversion of, or otherwise in respect of, the Note.

                  "Warrant Shares" means the shares of Common Stock issuable upon exercise of, or otherwise in respect of, the Warrant.

                  (d) Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

                  2. REGISTRATION.

                  (a) REGISTRATION STATEMENTS.

                  (i) REGISTRABLE SECURITIES. Promptly following the Closing of the purchase and sale of the Note and the Warrant contemplated by the Purchase Agreement on the Closing Date (but, subject to Section 2(a)(iii), no later than thirty (30) days after the Closing Date), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the Purchaser's consent), covering the resale of the Registrable Securities in an amount at least equal to the sum of (1) 125% of the number of Underlying Shares that would be issuable upon conversion of the Note in full plus (2) 100% of the number of shares of Common Stock issuable upon exercise of the Warrant in full for cash, in each case in the preceding clauses (1) and (2), determined without regard to any restrictions on beneficial ownership contained in the Note, the Warrant or the Purchase Agreement (such sum the "Initial Registrable Securities Amount"). Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. In the Registration Statement the Purchaser shall be identified as a selling securityholder and not as an underwriter. No securities other than the Registrable Securities shall be included in the Registration Statement without the consent of the Purchaser. The Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 3(c) to the Purchaser and its counsel prior to its filing or other submission. If at any time the number of shares of Common Stock included in a Registration Statement required to be filed as provided in this Section 2(a) and remaining unsold thereunder shall be insufficient to cover the resale of Registrable Securities in an amount at least equal to the sum of
(x) 125% of the number of Underlying Shares that would be issuable upon conversion in full of the Note, plus (y) 100% of the number of shares of Common Stock issuable upon exercise of the Warrant outstanding at such time in full for cash, in each case in the preceding clauses (x) and (y) determined without regard to any restrictions on beneficial ownership contained in the Note, the Warrant or the Purchase Agreement, then promptly, but in no event later than thirty (30) days after such insufficiency shall occur, the Company shall file with the SEC an additional Registration Statement on Form S-3 covering such number of shares of Common Stock as shall be sufficient to cover such amount. Except as set forth above, the requirements with respect to a subsequent Registration Statement shall be the same as those applicable to the initial Registration Statement.

                  (ii) ADDITIONAL REGISTRABLE SECURITIES. At any time and from time to time, promptly following the written demand of the Purchaser following the issuance of any Additional Registrable Securities, and in any event within thirty (30) days following such demand, the Company shall prepare and file with the SEC either a new Registration Statement or a post-effective amendment to a previously filed Registration Statement, to the extent permitted under the 1933 Act, on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Additional Registrable Securities) covering the resale of the Additional Registrable Securities in an amount equal to the number of Additional Registrable Securities. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Registrable Securities. The Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with
Section 3(c) to the Purchaser and its counsel prior to its filing or other submission.

                  (iii) If the Company proposes to file with the SEC a registration statement (other than on Form S-8) relating to securities other than the Registrable Securities or Additional Registrable Securities, then on or before the date the Company files such other registration statement with the SEC the Company shall file the Registration Statement required by Section 2(a)(i) with the SEC. In any such case, the Company shall not request acceleration of effectiveness of such other registration statement unless simultaneously therewith the Company requests acceleration of effectiveness of the Registration Statement to the same date and time as so requested for such other registration statement.

                  (B) EXPENSES. The Company will pay all expenses associated with each registration, including the Purchaser's reasonable expenses (including reasonable attorneys fees) in connection with the registration but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals.

                  (C) EFFECTIVENESS.

                  (i) The Company shall use its best efforts to have each Registration Statement declared effective as soon as practicable after it is filed with the SEC. If (A) the Company fails to file with the SEC a Registration Statement on or before the date by which the Company is required to file the Registration Statement pursuant to Section 2(a)(i) above, (B) the Company fails to file with the SEC the Registration Statement covering Additional Registrable Securities within thirty (30) days following demand of the Purchaser relating to the Additional Registrable Securities to be covered thereby, (C) the Registration Statement covering Registrable Securities is not declared effective by the SEC within one hundred and twenty (120) days following the Closing Date, or the Registration Statement covering Additional Registrable Securities is not declared effective by the SEC within one hundred and twenty (120) days following demand of the Purchaser relating to the Additional Registrable Securities to be covered thereby (each, a "Registration Date"), (D) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement) but except as excused pursuant to subparagraph (ii) below, (E) the Common Stock generally or the Registrable Securities (or Additional Registrable Securities after issuance) specifically are not listed or included for quotation on the OTC Bulletin Board, the Nasdaq, the Nasdaq Small Cap, the NYSE or the AMEX (each an "Approved Market"), or trading of the Common Stock is suspended or halted on the Approved Market which at the time constitutes the principal market for the Common Stock, or (F) the Company fails, refuses or is otherwise unable timely to issue Underlying Shares upon conversion of the Note or Warrant Shares upon exercise of the Warrant in accordance with the terms of the Note and the Warrant, or certificates therefor as required under the Transaction Documents, then the Company will make payments to the Purchaser as partial liquidated damages for the minimum amount of damages to the Purchaser by reason thereof, and not as a penalty, at the rate of (1) one percent (1%) of the purchase price of the Note and the Warrant paid by the Purchaser pursuant to the Purchase Agreement for the first thirty (30) day period, and (2) two percent (2%) of the purchase price of the Note and the Warrant paid by the Purchaser pursuant to the Purchase Agreement for the each thirty (30) day period thereafter (pro rated for any period less than thirty (30) days), following the Registration Date during which any of the events described in clause (A), (B), (C), (D), (E) or (F) above occurs and is continuing (the "Blackout Period"). Each such payment shall be due and payable within five (5) days after the end of each calendar month of the Blackout Period until the termination of the Blackout Period and within five (5) days after such termination. Such payments shall be in partial compensation to the Purchaser, and shall not constitute the Purchaser's exclusive remedy for such events. The Blackout Period shall terminate upon (v) the filing of the applicable Registration Statement in the case of clauses (A) and (B) above; (w) the effectiveness of the applicable Registration Statement in the case of clauses (C) and (D) above; (x) listing or inclusion and/or trading of the Common Stock on an Approved Market, as the case may be, in the case of clause (E) above; (y) delivery of such shares or certificates in the case of clause (F) above; and (z) in the case of the events described in clauses (C) or (D) above, the earlier termination of the Registration Period (as defined in Section 3(a) below). The amounts payable as liquidated damages pursuant to this paragraph shall be payable, at the option of the Purchaser, in lawful money of the United States or in shares of Common Stock valued for this purpose at the Conversion Price. Amounts payable as liquidated damages hereunder shall cease when the Purchaser no longer holds the Note, the Warrant, Registrable Securities or Additional Registrable Securities.

                  (ii) For not more than five (5) consecutive Trading Days or for a total of not more than twenty (20) Trading Days in any consecutive twelve
(12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by terminating or suspending effectiveness of any registration contemplated by this Section, the disclosure of which information at the time is not, in the good faith opinion of the Company, in the best interests of the Company or would be unduly detrimental to the Company's affairs (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Purchaser in writing of the existence of (but in no event, without the prior written consent of the Purchaser, shall the Company disclose to the Purchaser any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Purchaser in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

                  (d) UNDERWRITTEN OFFERING. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Purchaser shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Company.

                  3. COMPANY OBLIGATIONS. The Company will use its best efforts to effect the registration of the Registrable Securities and Additional Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

                  (a) use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period (the "Registration Period") that will terminate upon the earlier of (i) the date on which all Registrable Securities or Additional Registrable Securities have been sold (and the Note and the Warrant no longer remain outstanding), (ii) the date on which all Registrable Securities or Additional Registrable Securities, as the case may be, may be sold pursuant to Rule 144(k) (and the Note and Warrant no longer remain outstanding), and (iii) the third anniversary of the Closing Date;

                  (b) prepare and file with the SEC such amendments, post-effective amendments and prospectus supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities and Additional Registrable Securities; provided that, at a time reasonably prior to the filing of a Registration Statement or Prospectus, or any amendments or supplements thereto, the Company will furnish to the Purchaser copies of all documents proposed to be filed, which documents will be subject to the comments of the Purchaser provided reasonably promptly after receipt of such documents;

                  (c) permit counsel designated by the Purchaser to review each Registration Statement and Prospectus and all amendments and supplements thereto no fewer than seven (7) Business Days (or as many Business Days as possible if SEC rules do not allow such time for such review) prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

                  (d) furnish to the Purchaser and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities and Additional Registrable Securities owned by the Purchaser;

                  (e) in the event the Purchaser selects an underwriter for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

                  (f) if required by the underwriter, or if the Purchaser is described in the Registration Statement as an underwriter, the Company shall furnish, on the effective date of the Registration Statement, on the date that Registrable Securities or Additional Registrable Securities, as applicable, are delivered to an underwriter, if any, for sale in connection with the Registration Statement and at periodic intervals thereafter from time to time on request, (i) an opinion, dated as of such date, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and the Purchaser, and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and the Purchaser;

                  (g) to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

                  (h) furnish to the Purchaser at least five copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules by air mail or reputable courier within three
(3) Business Days after the effective date thereof;

                  (i) prior to any public offering of Registrable Securities or Additional Registrable Securities, use its best efforts to register or qualify or cooperate with the Purchaser and its counsel in connection with the registration or qualification of the Registrable Securities or Additional Registrable Securities, as applicable, for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Purchaser and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities or Additional Registrable Securities covered by the Registration Statement;

                  (j) cause all Registrable Securities or Additional Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

                  (k) immediately notify the Purchaser at any time when a Prospectus relating to the Registrable Securities or Additional Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which made, not misleading, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or Additional Registrable Securities, as applicable, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (l) otherwise to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities and Additional Registrable Securities, if applicable, hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date, an earnings statement covering a period of at least twelve months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act (for the purpose of this subsection 3(l), "Availability Date" means the 45th day following the end of the fourth fiscal quarter following the fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

                  4. DUE DILIGENCE REVIEW; INFORMATION. The Company shall make available, during normal business hours, for inspection and review by the Purchaser, advisors to and representatives of the Purchaser (who may or may not be affiliated with the Purchaser and who are reasonably acceptable to the Company), and any underwriter participating in any disposition of Common Stock on behalf of the Purchaser pursuant to the Registration Statement or amendments or supplements thereto or any blue sky, NASD, or other filing, all financial and other records, all SEC Filings and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of establishing a due diligence defense under applicable securities laws and such other reasonable purposes, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Purchaser or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Purchaser and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

                  The above to the contrary notwithstanding, the Company shall not disclose material nonpublic information to the Purchaser, or to advisors to or representatives of the Purchaser, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Purchaser, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review. The Company may, as a condition to disclosing any material nonpublic information hereunder, require the Purchaser's advisors and representatives to enter into a confidentiality agreement (including an agreement with such advisors and representatives prohibiting them from trading in Common Stock during such period of time as they are in possession of material nonpublic information) in form reasonably satisfactory to the Company and the Purchaser. Nothing herein shall require the Company to disclose material nonpublic information to the Purchaser or its advisors or representatives.

                  5. OBLIGATIONS OF THE PURCHASER.

                  (a) The Purchaser shall furnish in writing to the Company such information regarding itself, the Registrable Securities or Additional Registrable Securities, as applicable, held by it and the intended method of disposition of the Registrable Securities or Additional Registrable Securities, as applicable, held by it, as shall be required by the 1933 Act to effect the registration of such Registrable Securities or Additional Registrable Securities, as applicable, and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement (or such shorter period as may be agreed to by the Purchaser), the Company shall notify the Purchaser of the information the Company requires from the Purchaser if the Purchaser's Registrable Securities or Additional Registrable Securities are to be included in the Registration Statement.

                  (b) The Purchaser, by its acceptance of the Registrable Securities and Additional Registrable Securities, if any, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless the Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities or Additional Registrable Securities, as applicable, from the Registration Statement.

                  (c) If the Purchaser determines to engage the services of an underwriter, which underwriter is reasonably acceptable to the Company, the Purchaser agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities or Additional Registrable Securities, as applicable.

                  (d) The Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event rendering a Registration Statement no longer effective or available for use by the Purchaser, the Purchaser will immediately discontinue disposition of Registrable Securities or Additional Registrable Securities pursuant to the Registration Statement covering such Registrable Securities or Additional Registrable Securities, until the Purchaser's receipt of the copies of the supplemented or amended Prospectus filed with the SEC and declared effective and, if so directed by the Company, the Purchaser shall deliver to the Company (at the expense of the Company) or destroy all copies in the Purchaser's possession of the Prospectus covering the Registrable Securities or Additional Registrable Securities, as applicable, current at the time of receipt of such notice.

                  (e) The Purchaser may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities or Additional Registrable Securities, as applicable, on the basis provided in any underwriting arrangements in usual and customary form entered into by the Purchaser, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to the terms of this Agreement.

                  6. INDEMNIFICATION.

                  (a) INDEMNIFICATION BY COMPANY. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Purchaser, each investment advisor and investment sub-advisor of the Purchaser and each of their respective officers, directors, partners, members and employees and each person who controls the Purchaser (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney's fees) and expenses imposed on such person caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to the Company by the Purchaser, expressly for use therein, or (ii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and shall reimburse in accordance with subparagraph (c) below, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or Prospectus that is eliminated or remedied in any Prospectus or amendment or supplement thereto, the above indemnity obligations of the Company shall not inure to the benefit of any indemnified party if a copy of such corrected Prospectus or amendment or supplement thereto had been provided to such indemnified party and was not sent or given by such indemnified party at or prior to the time such action was required of such indemnified party by the 1933 Act and if delivery of such Prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of such indemnified party with respect to such statement or omission. Indemnity under this Section 6(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities and Additional Registrable Securities.

                  (b) INDEMNIFICATION BY PURCHASER. In connection with any registration pursuant to the terms of this Agreement, the Purchaser will furnish to the Company in writing such information as required by the 1933 Act concerning the Purchaser or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney's fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and that such information was substantially relied upon by the Company in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto. In no event shall the liability of the Purchaser be greater in amount than the dollar amount of the proceeds (net of the cost of the Registrable Securities and Additional Registrable Securities sold and all expenses paid by the Purchaser and not reimbursed by the Company and the amount of any damages the Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by the Purchaser upon the sale of the Registrable Securities or Additional Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification,
(ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party, and (iii) by notice to the indemnifying party, require the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person, or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, however, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                  (d) CONTRIBUTION. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities or Additional Registrable Securities be greater in amount than the dollar amount of the proceeds (net of the cost of the Registrable Securities or Additional Registrable Securities sold and all expenses paid by such holder and not reimbursed by the Company and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities or Additional Registrable Securities giving rise to such contribution obligation.

                  7. MISCELLANEOUS.

                  (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Purchaser. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Purchasers affected by such amendment, action or omission to act who hold, directly or indirectly, at least 80% of the Registrable Securities and Additional Registrable Securities held by all Purchaser.

                  (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

                  (c) ASSIGNMENTS AND TRANSFERS BY PURCHASER. This Agreement and the rights and obligations of the Purchaser hereunder may be assigned or transferred in whole to any transferee or assignee of the Note, the Warrant, the Registrable Securities or the Additional Registrable Securities or in part to any transferee or assignee of any portion thereof, except as otherwise set forth herein. The Purchaser may make such assignment or transfer to any transferee or assignee of the Note, the Warrant, the Registrable Securities or the Additional Registrable Securities; provided, that (i) such transfer is made expressly subject to this Agreement and the transferee agrees in writing to be bound by the terms and conditions hereof, and (ii) the Company is provided with written notice of such assignment.

                  (d) ASSIGNMENTS AND TRANSFERS BY THE COMPANY. This Agreement may not be assigned by the Company without the prior written consent of the Purchaser but, in any case of any successor-in-interest to the Company or any Person other than the Company who is an issuer of Registrable Securities or Additional Registrable Securities, such successor-in-interest or other issuer, shall assume, jointly and severally with the Company, the rights and duties of the Company hereunder, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (and it shall be a condition to any such merger, consolidation or sale that such successor-in-interest or other issuer assume in writing all obligations hereunder jointly and severally with the Company).

                  (e) BENEFITS OF THE AGREEMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (g) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (h) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

                  (i) FURTHER ASSURANCES. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  (j) ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement, the Note and the Warrant and documents contemplated thereby, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement, together with the Purchase Agreement, the Note and the Warrant and documents contemplated thereby, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (k) APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada without regard to principles of conflicts of law.


                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                               THE COMPANY:

                               BIOGENTECH CORP.


                               By: /s/ Chaslav Radovich
                                   -------------------------------
                               Name:  Chaslav Radovich
                               Title  CEO and President




                               THE PURCHASER:

                               GRYPHON MASTER FUND, L.P.

                               By:  Gryphon Partners, L.P., its General Partner

                                      By:  Gryphon Management Partners, L.P.,
                                                 its General Partner

                                        By:  Gryphon Advisors, LLC,
                                                 its General Partner

                                           By: /s/ E.B. Lyon
                                              --------------------------------
                                               E.B. Lyon, IV, Authorized Agent

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